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                                                                  EXHIBIT 10.1.1


                         TELXON'S RETIREMENT & UNIFORM
                          MATCHING PROFIT SHARING PLAN

              THIS AGREEMENT, hereby made and entered into this __________ day of _________________________, 19____, by and between Telxon Corp. (herein referred to as the "Employer") and Charles Schwab Trust Company (herein referred to as the "Trustee").

                              W I T N E S S E T H:

              WHEREAS, the Employer heretofore established a Profit Sharing Plan and Trust effective April 1, 1985, (hereinafter called the "Effective Date") known as Telxon's Retirement & Uniform Matching Profit Sharing Plan (herein referred to as the "Plan") in recognition of the contribution made to its successful operation by its employees and for the exclusive benefit of its eligible employees; and

              WHEREAS, under the terms of the Plan, the Employer has the ability to amend the Plan, provided the Trustee joins in such amendment if the provisions of the Plan affecting the Trustee are amended;

              NOW, THEREFORE, effective January 1, 1993, except as otherwise provided, the Employer and the Trustee in accordance with the provisions of the Plan pertaining to amendments thereof, hereby amend the Plan in its entirety and restate the Plan to provide as follows:

                                   ARTICLE I
                                  DEFINITIONS

       1.1 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

       1.2 "Administrator" means the person designated by the Employer pursuant to Section 2.4 to administer the Plan on behalf of the Employer.

       1.3 "Affiliated Employer" means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

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       1.4 "Aggregate Account" means, with respect to each Participant, the value of all accounts maintained on behalf of a Participant, whether attributable to Employer or Employee contributions, subject to the provisions of
Section 2.2.

       1.5 "Anniversary Date" means December 31st.

       1.6 "Beneficiary" means the person to whom the share of a deceased Participant's total account is payable, subject to the restrictions of Sections
6.2 and 6.6.

       1.7 "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

       1.8 "Compensation" with respect to any Participant means such Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Regulation 1.62-2(c)) for a Plan Year.

           Compensation shall exclude (a) (1) contributions made by the Employer to a plan of deferred compensation to the extent that, the contributions are not includible in the gross income of the Participant for the taxable year in which contributed, (2) Employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) to the extent such contributions are excludable from the Employee's gross income, (3) any distributions from a plan of deferred compensation; (b) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (d) other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of any annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

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              For purposes of this Section, the determination of Compensation shall be made by:

                     (a) excluding taxable fringe benefits, including any bonus paid to an employee intended as a reimbursement for taxes paid by the employee on any taxable fringe benefits.

                     (b) including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(a)(8), 402(h), 403(b) or 457, and Employee
              contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

             For a Participant's initial year of participation, Compensation shall be recognized as of such Employee's effective date of participation pursuant to Section 3.3.

              Compensation in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year and the first adjustment to the $200,000 limitation shall be effective on January 1, 1990. For any short Plan Year the Compensation limit shall be an amount equal to the Compensation limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12). In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q) (6) because such Participant is either a "five percent owner" of the Employer or one of the ten
(10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected Family Members in proportion to each such Family Member's Compensation prior to the application of this limitation, or the limitation shall be adjusted in accordance with any other method permitted by Regulation.

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           If, as a result of such rules, the maximum "annual addition" limit of Section 4.9(a) would be exceeded for one or more of the affected Family Members, the prorated Compensation of all affected Family Members shall be adjusted to avoid or reduce any excess. The prorated Compensation of any affected Family Member whose allocation would exceed the limit shall be adjusted downward to the level needed to provide an allocation equal to such limit. The prorated Compensation of affected Family Members not affected by such limit shall then be adjusted upward on a pro rata basis not to exceed each such affected Family Member's Compensation as determined prior to application of the Family Member rule. The resulting allocation shall not exceed such individual's maximum "annual addition" limit. If, after these adjustments, an "excess amount" still results, such "excess amount" shall be disposed of in the manner described in Section 4.10(a) pro rata among all affected Family Members.

           For purposes of this Section, if the Plan is a plan described in Code
Section 413(c) or 414(f) (a plan maintained by more than one Employer), the $200,000 limitation applies separately with respect to the Compensation of any Participant from each Employer maintaining the Plan.

           If, in connection with the adoption of this amendment and restatement, the definition of Compensation has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, Compensation means compensation determined pursuant to the Plan then in effect.

           For Plan Years beginning prior to January 1, 1989, the $200,000 limit (without regard to Family Member aggregation) shall apply only for Top Heavy Plan Years and shall not be adjusted.

       1.9 "Contract" or "Policy" means any life insurance policy, retirement income or annuity policy, or annuity contract (group or individual) issued pursuant to the terms of the Plan.

       1.10 "Deferred Compensation" with respect to any Participant means the amount of the Participant's total Compensation which has been contributed to the Plan in accordance with the Participant's deferral election pursuant to Section
4.2 excluding any such amounts distributed as excess "annual additions" pursuant to Section 4.10(a).

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       1.11 "Early Retirement Date" means the first day of the month (prior to the Normal Retirement Date) coinciding with or following the date on which a Participant or Former Participant attains age 55 and has completed at least 5 Years of Service with the Employer (Early Retirement Age). A Participant shall become fully Vested upon satisfying this requirement if still employed at his Early Retirement Age.

             A Former Participant who terminates employment after satisfying the service requirement for Early Retirement and who thereafter reaches the age requirement contained herein shall be entitled to receive his benefits under this Plan.

       1.12 "Elective Contribution" means the Employer's contributions to the Plan of Deferred Compensation excluding any such amounts distributed as excess "annual additions" pursuant to Section 4.10(a). In addition, any Employer Qualified Non-Elective Contribution made pursuant to Section 4.6 shall be considered an Elective Contribution for purposes of the Plan. Any such contributions deemed to be Elective Contributions shall be subject to the requirements of Sections 4.2(b) and 4.2(c) and shall further be required to satisfy the discrimination requirements of Regulation 1.401(k)-1(b)(5), the provisions of which are specifically incorporated herein by reference.

       1.13 "Eligible Employee" means any Employee.

            Employees whose employment is governed by the terms of a collective bargaining agreement between Employee representatives (within the meaning of Code Section 7701(a)(46)) and the Employer under which retirement benefits were the subject of good faith bargaining between the parties will not be eligible to participate in this Plan unless such agreement expressly provides for coverage in this Plan or two percent or less of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in Regulation 1.410(b)-9.

            Employees who are nonresident aliens (within the meaning of Code
Section 7701(b) (1) (B)) and who receive no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)) shall not be eligible to participate in this Plan.

            Employees of Affiliated Employers shall not be eligible to participate in this Plan unless such Affiliated Employers have specifically adopted this Plan in writing.

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       1.14 "Employee" means any person who is employed by the Employer or
Affiliated Employer, but excludes any person who is an independent contractor. Employee shall include Leased Employees within the meaning of Code Sections 414(n)(2) and 414(0) (2) unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and such Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

       1.15 "Employer" means Teixon Corp. and any Participating Employer (as defined in Section 10.1) which shall adopt this Plan; any successor which shall maintain this Plan; and any predecessor which has maintained this Plan. The Employer is a corporation, with principal offices in the State of Ohio.

       1.16 "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of the aggregate amount of the Employer matching contributions made pursuant to Section 4.1(b), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of Highly Compensated Participants for such Plan Year, over the maximum amount of such contributions permitted under the limitations of Section 4.7(a).

       1.17 "Excess Contributions" means, with respect to a Plan Year, the excess of Elective Contributions made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of such contributions permitted under Section 4.5(a). Excess Contributions, including amounts recharacterized pursuant to Section 4.6(a)(2), shall be treated as an "annual addition" pursuant to Section 4.9(b).

       1.18 "Excess Deferred Compensation" means, with respect to any taxable year of a Participant, the excess of the aggregate amount of such Participant's Deferred Compensation and the elective deferrals pursuant to Section 4.2(f) actually made on behalf of such Participant for such taxable year, over the dollar limitation provided for in Code Section 402(g), which is incorporated herein by reference. Excess Deferred Compensation shall be treated as an "annual addition" pursuant to Section 4.9(b) when contributed to the Plan unless distributed to the affected Participant not later than the first April 15th following the close of the Participant's taxable year. Additionally, for purposes of Sections 2.2 and 4.4(g), Excess Deferred Compensation shall continue to be treated as Employer contributions even if distributed pursuant to Section 4.2(f). However, Excess Deferred Compensation of Non-Highly Compensated

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Participants is not taken into account for purposes of Section 4.5(a) to the extent such Excess Deferred Compensation occurs pursuant to Section 4.2(d).

       1.19 "Family Member" means, with respect to an affected Participant, such Participant's spouse, such Participant's lineal descendants and ascendants and their spouses, all as described in Code Section 414(q)(6)(B).

       1.20 "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustee, the Employer and its representative body, and the Administrator.

       1.21 "Fiscal Year" means the Employer's accounting year of 12 months commencing on April 1st of each year and ending the following March 31st.

       1.22 "Forfeiture" means that portion of a Participant's Account that is not Vested, and occurs on the earlier of:

                     (a) the distribution of the entire Vested portion of a
            Participant's Account, or

                     (b) the last day of the Plan Year in which the Participant incurs five (5) consecutive 1-Year Breaks in Service.

            Furthermore, for purposes of paragraph (a) above, in the case of a Terminated Participant whose Vested benefit is zero, such Terminated Participant shall be deemed to have received a distribution of his Vested benefit upon his termination of employment. Restoration of such amounts shall occur pursuant to
Section 6.4(g)(2). In addition, the term Forfeiture shall also include amounts deemed to be Forfeitures pursuant to any other provision of this Plan.

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       1.23 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

       1.24 "415 Compensation" with respect to any Participant means such Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Regulation 1.62-2(c)) for a Plan Year.

            "415 Compensation" shall exclude (a) (1) contributions made by the Employer to a plan of deferred compensation to the extent that, the contributions are not includible in the gross income of the Participant for the taxable year in which contributed, (2) Employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) to the extent such contributions are excludable from the Employee's gross income, (3) any distributions from a plan of deferred compensation; (b) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (d) other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of any annuity contract described in Code
Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

            If, in connection with the adoption of this amendment and restatement, the definition of "415 Compensation" has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, "415 Compensation" means compensation determined pursuant to the Plan then in effect.

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       1.25 "414(s) Compensation" with respect to any Participant means such
Participant's Elective Contributions attributable to Deferred Compensation recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) plus "415 Compensation" paid during a Plan Year. The amount of "414(s) Compensation" with respect to any Participant shall include "414(s) Compensation" for the entire twelve (12) month period ending on the last day of such Plan Year, except that "414(s) Compensation" shall only be recognized for that portion of the Plan Year during which an Employee was a Participant in the Plan.

            For purposes of this Section, the determination of "414(s) Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(a)(8), 402(h), 403(b) or 457, and Employee contributions described in Code Section 414(h) (2) that are treated as Employer contributions.

            "414(s) Compensation" in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year and the first adjustment to the $200,000 limitation shall be effective on January 1, 1990. For any short Plan Year the "414(s) Compensation" limit shall be an amount equal to the "414(s) Compensation" limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve
(12). In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code
Section 414(q) (6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year.

            If, in connection with the adoption of this amendment and restatement, the definition of "414(s) Compensation" has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, "414(s) Compensation" means compensation determined pursuant to the Plan then in effect.

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       1.26 "Highly Compensated Employee" means an Employee described in Code
Section 414(q) and the Regulations thereunder, and generally means an Employee who performed services for the Employer during the "determination year" and is in one or more of the following groups:

                     (a) Employees who at any time during the "determination
            year" or "look-back year" were "five percent owners" as defined in
            Section 1.32(c).

                     (b) Employees who received "415 Compensation" during the
            "look-back year" from the Employer in excess of $75,000.

                     (c) Employees who received "415 Compensation" during the
            "look-back year" from the Employer in excess of $50,000 and were in the Top Paid Group of Employees for the Plan Year.

                     (d) Employees who during the "look-back year" were
            officers of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) and received "415 Compensation" during the "look-back year" from the Employer greater than 50 percent of the limit in effect under Code Section 415(b) (1) (A) for any such Plan Year. The number of officers shall be limited to the lesser of (i) 50 employees; or (ii) the greater of 3 employees or 10 percent of all employees. For the purpose of determining the number of officers, Employees described in Section 1.56(a), (b), (c) and (d) shall be excluded, but such Employees shall still be considered for the purpose of identifying the particular Employees who are officers. If the Employer does not have at least one officer whose annual "415 Compensation" is in excess of 50 percent of the Code Section 415(b) (1) (A) limit, then the highest paid officer of the Employer will be treated as a Highly Compensated Employee.

                     (e) Employees who are in the group consisting of the 100
            Employees paid the greatest "415 Compensation" during the "determination year" and are also described in (b) , (c) or (d) above when these paragraphs are modified to substitute "determination year" for "look-back year".

            The "look-back year" shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the "determination year" (if applicable) shall be

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the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which testing is being performed (the "lag period"). If the "lag period" is less than twelve months long, the dollar threshold amounts specified in (b) , (c) and (d) above shall be prorated based upon the number of months in the "lag period".

            For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Section 403(b). Additionally, the dollar threshold amounts specified in (b) and (c) above shall be adjusted at such time and in such manner as is provided in Regulations. In the case of such an adjustment, the dollar limits which shall be applied are those for the calendar year in which the "determination year" or "look-back year" begins.

            In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a) (3) shall not be treated as Employees. Additionally, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n) (5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year".

       1.27 "Highly Compensated Former Employee" means a former Employee who had a separation year prior to the "determination year" and was a Highly Compensated Employee in the year of separation from service or in any "determination year" after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 will be treated as a Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received "415 Compensation" in excess of $50,000 or was a "five percent owner".

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

For purposes of this Section, "determination year", "415 Compensation" and "five percent owner" shall be determined in accordance with Section 1.26. Highly Compensated Former Employees shall be treated as Highly Compensated Employees. The method set forth in this Section for determining who is a "Highly Compensated Former Employee" shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

       1.28 "Highly Compensated Participant" means any Highly Compensated Employee who is eligible to participate in the Plan pursuant to Section 3.1.

       1.29 "Hour of Service" means (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties during the applicable computation period; (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period; (3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages. These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. The same Hours of Service shall not be credited both under (1) or (2), as the case may be, and under (3).

            Notwithstanding the above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

            For purposes of this Section, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

            An Hour of Service must be counted for the purpose of determining a Year of Service, a year of participation for purposes of accrued benefits, a 1-Year Break in Service, and employment commencement date (or reemployment commencement date). In addition, Hours of Service will be credited for employment with other Affiliated Employers. The provisions of Department of Labor regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

       1.30 "Income" means the income or losses allocable to "excess amounts" which shall equal the allocable gain or loss for the "applicable computation period". The income allocable to "excess amounts" for the "applicable computation period" is determined by multiplying the income for the "applicable computation period" by a fraction. The numerator of the fraction is the "excess amount" for the "applicable computation period". The denominator of the fraction is the total "account balance" attributable to "Employer contributions" as of the end of the "applicable computation period", reduced by the gain allocable to such total amount for the "applicable computation period" and increased by the loss allocable to such total amount for the "applicable computation period". The provisions of this Section shall be applied:

                  (a)    For purposes of Section 4.2(f), by substituting:

                  (1)    "Excess Deferred Compensation" for "excess amounts";

                  (2) "taxable year of the Participant" for "applicable computation period";

                  (3)    "Deferred Compensation" for "Employer contributions";
                  and

                  (4)    "Participant's Elective Account" for "account balance".

                  (b)    For purposes of Section 4.6(a), by substituting:

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


                  (1)    "Excess Contributions" for "excess amounts";

                  (2)    "Plan Year" for "applicable computation
                  period";

                  (3)    "Elective Contributions" for "Employer contributions";
                  and

                  (4)    "Participant's Elective Account" for "account balance".

                  (c)    For purposes of Section 4.8(a), by substituting:

                  (1)    "Excess Aggregate Contributions" for "excess amounts";

                  (2)    "Plan Year" for "applicable computation period";

                  (3)    "Employer matching contributions made pursuant to
                  Section 4.1(b), voluntary Employee contributions made pursuant to Section 4.12 and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c)" for "Employer contributions"; and

                  (4) "Participant's Account and Voluntary Contribution Account" for "account balance".

            Income allocable to any distribution of Excess Deferred Compensation on or before the last day of the taxable year of the Participant shall be calculated from the first day of the taxable year of the Participant to the date on which the distribution is made pursuant to either the "fractional method" or the "safe harbor method". Under such "safe harbor method", allocable Income for such period shall be deemed to equal ten percent (10%) of the Income allocable to such Excess Deferred Compensation multiplied by the number of calendar months in such period. For purposes of determining the number of calendar months in such period, a distribution occurring on or before the fifteenth day of the month shall be treated as having been made on the last day of the preceding month and a distribution occurring after such fifteenth day shall be treated as having been made on the first day of the next subsequent month.

            The Income allocable to Excess Aggregate Contributions resulting from the recharacterization of Elective Contributions shall be determined and distributed as if such recharacterized Elective Contributions had been distributed as Excess

Contributions.

            Notwithstanding the above, for "applicable computation periods" which began in 1987, Income during the "gap period" shall not be taken into account.

       1.31 "Investment Manager" means an entity that (a) has the power to manage, acquire, or dispose of Plan assets and (b) acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company.

       1.32 "Key Employee" means an Employee as defined in Code Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of his Beneficiaries) is considered a Key Employee if he, at any time during the Plan Year that contains the "Determination Date" or any of the preceding four (4) Plan Years, has been included in one of the following categories:

                     (a) an officer of the Employer (as that term is defined
            within the meaning of the Regulations under Code Section 416) having annual "415 Compensation" greater than 50 percent of the amount in effect under Code Section 415(b) (1) (A) for any such Plan Year.

                     (b) one of the ten employees having annual "415
            Compensation" from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c) (1) (A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer.

                     (c) a "five percent owner" of the Employer. "Five percent
            owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers.

                     (d) a "one percent owner" of the Employer having an annual
            "415 Compensation" from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and
            (o) shall be treated as separate employers. However, in determining whether an individual has "415 Compensation" of more than $150,000, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account.

            For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Section 403(b).

       1.33 "Late Retirement Date" means the first day of the month coinciding with or next following a Participant's actual Retirement Date after having reached his Normal Retirement Date.

       1.34 "Leased Employee" means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an Employee of the recipient:

                  (a) if such employee is covered by a money purchase pension plan providing:

                  (1) a non-integrated employer contribution rate of at least 10% of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(a) (8), 402(h) or 403(b);

                  (2) immediate participation; and (3) full and immediate vesting; and

                  (b) if Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

       1.35 "Non-Elective Contribution" means the Employer's contributions to the Plan excluding, however, contributions made pursuant to the Participant's deferral election provided for in Section 4.2 and any Qualified Non-Elective Contribution.

       1.36 "Non-Highly Compensated Participant" means any Participant who is neither a Highly Compensated Employee nor a Family Member.

       1.37 "Non-Key Employee" means any Employee or former Employee (and his Beneficiaries) who is not a Key Employee.

       1.38 "Normal Retirement Age" means the Participant's 65th birthday. A Participant shall become fully Vested in his Participant's Account upon attaining his Normal Retirement Age.

       1.39 "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's Normal Retirement Age.

       1.40 "1-Year Break in Service" means the applicable computation period during which an Employee has not completed more than 500 Hours of Service with the Employer. Further, solely for the purpose of determining whether a Participant has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." Years of Service and 1-Year Breaks in Service shall be measured on the same computation period.

            "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

            A "maternity or paternity leave of absence" means, for Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

       1.41 "Participant" means any Eligible Employee who participates in the Plan as provided in Sections 3.2 and 3.3, and has not for any reason become ineligible to participate further in the Plan.

       1.42 "Participant's Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer's Non-Elective Contributions.

            A separate accounting shall be maintained with respect to that portion of the Participant's Account attributable to Employer matching contributions made pursuant to Section 4.1(b) and Employer discretionary contributions made pursuant to Section 4.1(c).

       1.43 "Participant's Combined Account" means the total aggregate amount of each Participant's Elective Account and Participant's Account.

       1.44 "Participant's Elective Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer's Elective Contributions. A separate accounting shall be maintained with respect to that portion of the Participant's Elective Account attributable to Elective Contributions pursuant to Section 4.2 and any Employer Qualified Non-Elective Contributions.

       1.45 "Plan" means this instrument, including all amendments thereto.

       1.46 "Plan Year" means the Plan's accounting year of twelve (12) months commencing on January 1st of each year and ending the following December 31st.

       1.47 "Pre-Retirement Survivor Annuity" is an immediate annuity for the life of the Participant's spouse the payments under which must be equal to the amount of benefit which can be purchased with the accounts of a Participant used to provide the death benefit under the Plan.

       1.48 "Qualified Non-Elective Contribution" means the Employer's contributions to the Plan that are made pursuant to Section 4.6. Such contributions shall be considered an Elective Contribution for the purposes of the Plan and used to satisfy the "Actual Deferral Percentage" tests.

            In addition, the Employer's contributions to the Plan that are made pursuant to Section 4.8(h) which are used to satisfy the "Actual Contribution Percentage" tests shall be considered Qualified Non-Elective Contributions and be subject to the provisions of Sections 4.2(b) and 4.2(c).

       1.49 "Regulation" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or his delegate, and as amended from time to time.

       1.50 "Retired Participant" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

       1.51 "Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retirement Date, Early or Late Retirement Date (see Section 6.1).

       1.52 "Super Top Heavy Plan" means a plan described in Section 2.2(b).

       1.53 "Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

       1.54 "Top Heavy Plan" means a plan described in Section 2.2(a).

       1.55 "Top Heavy Plan Year" means a Plan Year during which the Plan is a Top Heavy Plan.

       1.56 "Top Paid Group" means the top 20 percent of Employees who performed services for the Employer during the applicable year, ranked according to the amount of "415 Compensation" (determined for this purpose in accordance with Section 1.26) received from the Employer during such year. All Affiliated Employers shall be taken into account as a single employer, and Leased Employees within the meaning of Code Sections 414(n) (2) and 414(o) (2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code
Section 861(a) (3) shall not be treated as Employees. Additionally, for the purpose of determining the number of active Employees in any year, the following additional Employees shall also be excluded; however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top Paid Group:

                     (a) Employees with less than six (6) months of service;

                     (b) Employees who normally work less than 17 1/2 hours per week;

                     (c) Employees who normally work less than six (6) months
            during a year; and

                     (d) Employees who have not yet attained age 21.

            In addition, if 90 percent or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top Paid Group.

            The foregoing exclusions set forth in this Section shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

       1.57 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing his usual and customary employment with the Employer. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator. The determination shall be applied uniformly to all Participants.

       1.58 "Trustee" means the person or entity named as trustee herein or in any separate trust forming a part of this Plan, and any successors.

       1.59 "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

       1.60 "Vested" means the nonforfeitable portion of any account maintained on behalf of a Participant.

       1.61 "Voluntary Contribution Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan resulting from the Participant's nondeductible voluntary contributions made pursuant to Section 4.12.

            Amounts recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) shall remain subject to the limitations of Sections 4.2(b) and 4.2(c). Therefore, a separate accounting shall be maintained with respect to that portion of the Voluntary Contribution Account attributable to voluntary Employee contributions made pursuant to Section 4.12.

       1.62 "Year of Service" means the computation period of twelve (12) consecutive months, herein set forth, during which an Employee has at least 1000 Hours of Service.

            For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service. The participation computation period beginning after a 1-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. The participation computation period shall shift to the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service. An Employee who is credited with the required Hours of Service in both the initial computation period (or the computation period beginning after a 1-Year Break in Service) and the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service, shall be credited with two (2) Years of Service for purposes of eligibility to participate.

            For vesting purposes, the computation period shall be the twelve month period from the Participant's date of hire to the Anniversary of his or her date of hire.

            For all other purposes, the computation period shall be the Plan
Year.

            Notwithstanding the foregoing, for any short Plan Year, the determination of whether an Employee has completed a Year of Service shall be made in accordance with Department of Labor regulation 2530.203-2(c). However, in determining whether an Employee has completed a Year of Service for benefit accrual purposes in the short Plan Year, the number of the Hours of Service required shall be proportionately reduced based on the number of full months in the short Plan Year.

            Years of Service with any Affiliated Employer shall be recognized.

                                   ARTICLE II
                          TOP HEAVY AND ADMINISTRATION

2.1    TOP HEAVY PLAN REQUIREMENTS

            For any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 6.4 of the Plan and the special minimum allocation requirements of Code Section 416(c) pursuant to Section 4.4 of the Plan.

2.2    DETERMINATION OF TOP HEAVY STATUS

                     (a) This Plan shall be a Top Heavy Plan for any Plan Year
            in which, as of the Determination Date,
            (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

                         If any Participant is a Non-Key Employee for any Plan
            Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition , if a Participant or Former Participant has not performed any services for any Employer maintaining the Plan at any time during the five year period ending on the Determination Date, any accrued benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan.

                     (b) This Plan shall be a Super Top Heavy Plan for any Plan
            Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

                     (c) Aggregate Account: A Participant's Aggregate Account as
            of the Determination Date is the sum of:

                     (1) his Participant's Combined Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date;

                     (2) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but due on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year.

                     (3) any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph.

                     (4) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified voluntary employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance.

                     (5) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers as part of the Participant's Aggregate Account balance.

                     (6) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

                     (7) For the purposes of determining whether two employers are to be treated as the same employer in (5) and (6) above, all employers aggregated under Code Section 414(b),
                     (c), (m) and (o) are treated as the same employer.

                     (d) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

                     (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

                     In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

                     (2) Permissive Aggregation Group: The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a) (4) and 410. Such group shall be known as a Permissive Aggregation Group.

                     In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                     (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

                     (4) An Aggregation Group shall include any terminated plan of the Employer if it was maintained within the last five
                     (5) years ending on the Determination Date.

                     (e) "Determination Date" means (a) the last day of the
            preceding Plan Year, or (b) in the case of the first Plan
            Year, the last day of such Plan Year.

                     (f) Present Value of Accrued Benefit: In the case of a
            defined benefit plan, the Present Value of Accrued Benefit for a Participant other than a Key Employee, shall be as determined using the single accrual method used for all plans of the Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 411(b)
            (1) (C). The determination of the Present Value of Accrued Benefit shall be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan.

                     (g) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

                     (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

                     (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

                         exceeds sixty percent (60%) of a similar sum determined
            for all Participants.

2.3    POWERS AND RESPONSIBILITIES OF THE EMPLOYER

                     (a) The Employer shall be empowered to appoint and remove
            the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act.

                     (b) The Employer shall establish a "funding policy and
            method", i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

                     (c) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

                     (d) The Employer, may, in its discretion, appoint an
            Investment Manager to manage all or a designated portion of the assets of the Plan. In such event, the Trustee shall follow the directive of the Investment Manager in investing the assets of the Plan managed by the Investment Manager.

2.4    DESIGNATION OF ADMINISTRATIVE AUTHORITY

                  The Employer shall appoint one or more Administrators. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify his acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering his written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified.

                  The Employer, upon the resignation or removal of an Administrator, shall promptly designate in writing a successor to this position. If the Employer does not appoint an Administrator, the Employer will function as the Administrator.

2.5    ALLOCATION AND DELEGATION OF RESPONSIBILITIES

                  If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

2.6    POWERS AND DUTIES OF THE ADMINISTRATOR

                  The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

            The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

                     (a) the discretion to determine all questions relating to
            the eligibility of Employees to participate or remain a Participant hereunder and to receive benefits under the Plan;

                     (b) to compute, certify, and direct the Trustee with
            respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

                     (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust;

                     (d) to maintain all necessary records for the
            administration of the Plan;

                     (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

                     (f) to determine the size and type of any Contract to be
            purchased from any insurer, and to designate the insurer from which such Contract shall be purchased;

                     (g) to compute and certify to the Employer and to the
            Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

                     (h) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

                     (i) to prepare and distribute to Employees a procedure for notifying Participants and Beneficiaries of their rights to elect joint and survivor annuities and Pre-Retirement Survivor Annuities as required by the Act and Regulations thereunder;

                     (j) to prepare and implement a procedure to notify Eligible
            Employees that they may elect to have a portion of their Compensation deferred or paid to them in cash;

                     (k) to assist any Participant regarding his rights,
            benefits, qr elections available under the Plan.

2.7    RECORDS AND REPORTS

            The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

2.8    APPOINTMENT OF ADVISERS

            The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisers, and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan.

2.9    INFORMATION FROM EMPLOYER

            To enable the Administrator to perform his functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require; and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

2.10   PAYMENT OF EXPENSES

            All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust Fund for any administration expense incurred.

2.11   MAJORITY ACTIONS

            Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.5, if there shall be more than one Administrator, they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

2.12   CLAIMS PROCEDURE

            Claims for benefits under the Plan may be filed with the Administrator on forms supplied by the Employer. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

2.13   CLAIMS REVIEW PROCEDURE

            Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section
2.12 shall be entitled to request the Administrator to give further consideration to his claim by filing with the Administrator (on a form which may be obtained from the Administrator) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Administrator no later than 60 days after receipt of the written notification provided for in Section 2.12. The Administrator shall then conduct a hearing within the next 60 days, at which the claimant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon 5 business days written notice to the Administrator) the claimant or his representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                  ARTICLE III
                                  ELIGIBILITY

3.1    CONDITIONS OF ELIGIBILITY

            Effective October 1, 1993, exclusively for purposes of Section 4.2 of this Plan, any Eligible Employee shall be eligible to participate hereunder as of his or her date of hire. For all other purposes, including eligibility for Contributions described in Sections 4.1(b) and 4.1(c), and, prior to October 1, 1993, also for purposes of eligibility for Contributions described in Section 4.2, any Eligible Employee who has completed one (1) Year of Service shall be eligible to participate hereunder as of the date he has satisfied such requirements. However, any Employee who was a Participant in the Plan prior to the effective date of this amendment and restatement shall continue to participate in the Plan. The Employer shall give each prospective Eligible Employee written notice of his eligibility to participate in the Plan prior to the close of the Plan Year in which he first becomes an Eligible Employee.

3.2    APPLICATION FOR PARTICIPATION

            In order to become a Participant hereunder, each Eligible Employee shall make application to the Employer for participation in the Plan and agree to the terms hereof. Upon the acceptance of any benefits under this Plan, such Employee shall automatically be deemed to have made application and shall be bound by the terms and conditions of the Plan and all amendments hereto.

3.3    EFFECTIVE DATE OF PARTICIPATION

            An Eligible Employee shall become a Participant effective as of the earlier of the April 1 or October 1 coinciding with or next following the date such Employee met the eligibility requirements of Section 3.1, provided said Employee was still employed as of such date (or if not employed on such date, as of the date of rehire if a 1-Year Break in Service has not occurred).

            In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

3.4     DETERMINATION OF ELIGIBILITY

            The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review per Section 2.13.

3.5     TERMINATION OF ELIGIBILITY

                     (a) In the event a Participant shall go from a
            classification of an Eligible Employee to an ineligible Employee, such Former Participant shall continue to vest in his interest in the Plan for each Year of Service completed while a noneligible Employee, until such time as his Participant's Account shall be forfeited or distributed pursuant to the terms of the Plan. Additionally, his interest in the Plan shall continue to share in the earnings of the Trust Fund.

                     (b) In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a 1-Year Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Participant incurs a 1-Year Break in Service, eligibility will be determined under the break in service rules of the Plan.

3.6     OMISSION OF ELIGIBLE EMPLOYEE

            If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the said Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

3.7     INCLUSION OF INELIGIBLE EMPLOYEE

            If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a Forfeiture (except for Deferred Compensation which shall be distributed to the ineligible person) for the Plan Year in which the discovery is made.

3.8     ELECTION NOT TO PARTICIPATE

            An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated to the Employer, in writing, at least thirty (30) days before the beginning of a Plan Year.

                                   ARTICLE IV
                          CONTRIBUTION AND ALLOCATION

4.1    FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

            For each Plan Year, the Employer shall contribute to the Plan:

                     (a) The amount of the total salary reduction elections of
            all Participants made pursuant to Section 4.2(a), which amount shall be deemed an Employer's Elective Contribution.

                     (b) On behalf of each Participant who is eligible to share in matching contributions for the Plan Year, a discretionary matching contribution equal to a percentage of each such Participant's Deferred Compensation, the exact percentage to be determined each year by the Employer, which amount shall be deemed an Employer's Non-Elective Contribution. If a Participant's rate of contribution changes during a Plan Year, the Employer Matching Contribution percentage shall be applied to the percentage as in effect from time to time rather than to the cumulative net contribution of such Participant for the Plan Year.

                     (c) A discretionary amount, which amount shall be deemed an
            Employer's Non-Elective Contribution.

                     (d) Notwithstanding the foregoing, however, the Employer's contributions for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. All contributions by the Employer shall be made in cash or in such property as is acceptable to the Trustee.

                     (e) Except, however, to the extent necessary to provide the top heavy minimum allocations, the Employer shall make a contribution even if it exceeds the amount which is deductible under Code Section 404.

4.2     PARTICIPANT'S SALARY REDUCTION ELECTION

                     (a) Each Participant may elect to defer from 1% to 15% of
            his Compensation which would have been received in the Plan Year, but for the deferral election. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election.

                         The amount by which Compensation is reduced shall be
            that Participant's Deferred Compensation and be treated as an Employer Elective Contribution and allocated to that Participant's Elective Account.

                     (b) The balance in each Participant's Elective Account
            shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

                     (c) Amounts held in the Participant's Elective Account may not be distributable earlier than:

                     (1) a Participant's termination of employment, Total and Permanent Disability, or death;

                     (2) a Participant's attainment of age 59 1/2;

                     (3) the termination of the Plan without the establishment or existence of a "successor plan", as that term is described in Regulation 1.401(k)-1(d) (3);

                     (4) the date of disposition by the Employer to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code
                     Section 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition with respect to a Participant who continues employment with the corporation acquiring such assets;

                     (5) the date of disposition by the Employer or an Affiliated Employer who maintains the Plan of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity which is not an Affiliated Employer but only with respect to a Participant who continues employment with such subsidiary; or

                     (6) the proven financial hardship of a Participant, subject to the limitations of Section 6.11.

                     (d) For each Plan Year beginning after December 31, 1987, a
            Participant's Deferred Compensation made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan shall not exceed, during any taxable year of the Participant, the limitation imposed by Code Section 402(g), as in effect at the beginning of such taxable year. If such dollar limitation is exceeded, a Participant will be deemed to have notified the Administrator of such excess amount which shall be distributed in a manner consistent with 4.2(f). The dollar limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Regulations.

                     (e) In the event a Participant has received a hardship
            distribution from his Participant's Elective Account pursuant to
            Section 6.11 or pursuant to Regulation 1.401(k)-1(d)(2)(iv)(B) from any other plan maintained by the Employer, then such Participant shall not be permitted to elect to have Deferred Compensation contributed to the Plan on his behalf for a period of twelve (12) months following the receipt of the distribution. Furthermore, the dollar limitation under Code Section 402(g) shall be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Deferred Compensation, if any, pursuant to this Plan (and any other plan maintained by the Employer) for the taxable year of the hardship distribution.

                     (f) If a Participant's Deferred Compensation under this
            Plan together with any elective deferrals (as defined in Regulation 1.402(g)-1(b)) under another qualified cash or deferred arrangement (as defined in Code Section 401(k)), a simplified employee pension (as defined in Code Section 408(k)), a salary reduction arrangement (within the meaning of Code Section 3121(a)(5)(D)), a deferred compensation plan under Code Section 457, or a trust described in Code Section 501(c) (18) cumulatively exceed the limitation imposed by Code Section 402(g) (as adjusted annually in accordance with the method provided in Code Section 415(d) pursuant to Regulations) for such Participant's taxable year, the Participant may, not later than March 1 following the close of the Participant's taxable year, notify the Administrator in writing of such excess and request that his Deferred Compensation under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator may direct the Trustee to distribute such excess amount (and any Income allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Distributions in accordance with this paragraph may be made for any taxable year of the Participant which begins after December 31, 1986. Any distribution of less than the entire amount of Excess Deferred Compensation and Income shall be treated as a pro rata distribution of Excess Deferred Compensation and Income. The amount distributed shall not exceed the Participant's Deferred Compensation under the Plan for the taxable year. Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions:

                     (1) the distribution must be made after the date on which the Plan received the Excess Deferred Compensation;

                     (2) the Participant shall designate the distribution as Excess Deferred Compensation; and

                     (3) the Plan must designate the distribution as a distribution of Excess Deferred Compensation.

                         Any distribution made pursuant to this Section 4.2(f)
            shall be made simultaneously from Deferred Compensation and matching contributions which relate to such Deferred Compensation provided, however, that any such matching contributions which are not Vested shall be forfeited in lieu of distribution.

                     (g) Notwithstanding Section 4.2(f) above, a Participant's
            Excess Deferred Compensation shall be reduced, but not below zero, by any distribution and/or recharacterization of Excess Contributions pursuant to Section 4.6(a) for the Plan Year beginning with or within the taxable year of the Participant.

                     (h) At Normal Retirement Date, or such other date when the
            Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Account shall be used to provide additional benefits to the Participant or his Beneficiary.


                     (i) All amounts allocated to a Participant's Elective
            Account may be treated as a Directed Investment Account pursuant to
            Section 4.13.

                     (j) Employer Elective Contributions made pursuant to this
            Section may be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to Section 4.4 have been made.

                     (k) The Employer and the Administrator shall implement the salary reduction elections provided for herein in accordance with the following:

                     (1) A Participant may commence making elective deferrals to the Plan only after first satisfying the eligibility and participation requirements specified in Article III. However, the Participant must make his initial salary deferral election within a reasonable time, not to exceed thirty (30) days, after entering the Plan pursuant to
                     Section 3.3. If the Participant fails to make an initial salary deferral election within such time, then such Participant may thereafter make an election in accordance with the rules governing modifications. The

                     Participant shall make such an election by entering into a written salary reduction agreement with the Employer and filing such agreement with the Administrator. Such election shall initially be effective beginning with the pay period following the acceptance of the salary reduction agreement by the Administrator, shall not have retroactive effect and shall remain in force until revoked.

                     (2) A Participant may modify a prior election on April 1 or October 1 and concurrently make a new election by filing a written notice with the Administrator within a reasonable time before the pay period for which such modification is to be effective. However, modifications to a salary deferral election shall only be permitted semi-annually, during election periods established by the Administrator prior to the first day of a Plan Year and the first day of the seventh month of a Plan Year. Any modification shall not have retroactive effect and shall remain in force until revoked.

                     (3) A Participant may elect to prospectively revoke his salary reduction agreement in its entirety at any time during the Plan Year by providing the Administrator with thirty (30) days written notice of such revocation (or upon such shorter notice period as may be acceptable to the Administrator). Such revocation shall become effective as of the beginning of the first pay period coiricident with or next following the expiration of the notice period. Furthermore, the termination of the Participant's employment, or the cessation of participation for any reason, shall be deemed to revoke any salary reduction agreement then in effect, effective immediately following the close of the pay period within which such termination or cessation occurs.

4.3    TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION

            The Employer shall generally pay to the Trustee its contribution to the Plan for each Plan Year within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return for the Fiscal Year.

            However, Employer Elective Contributions accumulated through payroll deductions shall be paid to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets, but in any event within ninety (90) days from the date on which such amounts would otherwise have been payable to the Participant in cash. The provisions of Department of Labor regulations 2510.3-102 are incorporated herein by reference. Furthermore, any additional Employer contributions which are allocable to the Participant's Elective Account for a Plan Year shall be paid to the Plan no later than the twelve-month period immediately following the close of such Plan Year.

4.4     ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS

                     (a) The Administrator shall establish and maintain an
            account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date all amounts allocated to each such Participant as set forth herein.

                     (b) The Employer shall provide the Administrator with all
            information required by the Administrator to make a proper allocation of the Employer's contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution as follows:

                     (1) With respect to the Employer's Elective Contribution made pursuant to Section 4.1(a), to each Participant's Elective Account in an amount equal to each such Participant's Deferred Compensation for the year.

                     (2) With respect to the Employer's Non-Elective Contribution made pursuant to Section 4.1(b), to each Participant's Account in accordance with Section 4.1(b).

                     Any Participant actively employed during the Plan Year shall be eligible to share in the matching contribution for the Plan Year.

                     (3) With respect to the Employer's Non-Elective Contribution made pursuant to Section 4.1(c), to each Participant's Account in the same proportion that each such Participant's Compensation for the year bears to the total Compensation of all Participants for such year.

                     Only Participants who have completed a Year of Service during the Plan Year shall be eligible to share in the discretionary contribution for the year.

                     (c) As of each Anniversary Date any amounts which became
            Forfeitures since the last Anniversary Date shall first be made available to reinstate previously forfeited account balances of Former Participants, if any, in accordance with Section 6.4(g)(2). The remaining Forfeitures, if any, shall be allocated to Participants' Accounts and used to reduce the contribution of the Employer hereunder for the Plan Year in which such Forfeitures occur in the following manner:

                     (1) Forfeitures attributable to Employer matching contributions made pursuant to Section 4.1(b) shall be used to reduce the Employer's contribution for the Plan Year in which such Forfeitures occur.

                     (2) Forfeitures attributable to Employer discretionary contributions made pursuant to Section 4.1(c) shall be added to the Employer's discretionary contribution for the Plan Year in which such Forfeitures occur and allocated among the Participants' Accounts in the same manner as the Employer's discretionary contributions.

                         Provided, however, that in the event the allocation of
            Forfeitures provided herein shall cause the "annual addition" (as defined in Section 4.9) to any Participant's Account to exceed the amount allowable by the Code, the excess shall be reallocated in accordance with Section 4.10.

                     (d) For any Top Heavy Plan Year, Employees not otherwise
            eligible to share in the allocation of contributions and Forfeitures as provided above, shall receive the minimum allocation provided for in Section 4.4(g) if eligible pursuant to the provisions of Section 4.4(i).

                     (e) Notwithstanding the foregoing, Participants who are not actively employed on the last day of the Plan Year due to Retirement (Early, Normal or Late) , Total and Permanent Disability or death shall share in the allocation of contributions and Forfeitures for that Plan Year.

                     (f) On each business day of the Plan Year, a daily
            determination of unrealized and realized gains and losses, interest and dividends will be calculated and allocated based on the actual activity in each Participant's account. Activity includes, but is not limited to, allocation of contribution and forfeitures, and distributions.

                         Participants' transfers from other qualified plans and
            voluntary contributions deposited in the general Trust Fund shall share in any earnings and losses (net appreciation or net depreciation) of the Trust Fund in the same manner provided above. Each segregated account maintained on behalf of a Participant shall be credited or charged with its separate earnings and losses.

                     (g) Minimum Allocations Required for Top Heavy Plan Years:
            Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Employee shall be equal to at least three percent (3%) of such Employee's "415 Compensation" (reduced by contributions and forfeitures, if any, allocated to each Employee in any defined contribution plan included with this plan in a Required Aggregation Group). However, if (1) the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's "415 Compensation" and (2) this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section 401(a) (4) or 410, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Employee shall be equal to the largest percentage allocated to the Participant's Combined Account of any Key Employee.
            However, in determining whether a Non-Key Employee has received the required minimum allocation, such Non-Key Employee's Deferred Compensation and matching contributions needed to satisfy the "Actual Contribution Percentage" tests pursuant to Section 4.7(a) shall not be taken into account.

                     However, no such minimum allocation shall be required in
            this Plan for any Employee who participates in another defined contribution plan subject to Code

            Section 412 providing such benefits included with this Plan in a Required Aggregation Group.

                     (h) For purposes of the minimum allocations set forth
            above, the percentage allocated to the Participant's Combined Account of any Key Employee shall be equal to the ratio of the sum of the Employer's contributions and Forfeitures allocated on behalf of such Key Employee divided by the "415 Compensation" for such Key Employee.

                     (i) For any Top Heavy Plan Year, the minimum allocations
            set forth above shall be allocated to the Participant's Combined Account of all Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Employees who have (1) failed to complete a Year of Service; and
            (2) declined to make mandatory contributions (if required) or, in the case of a cash or deferred arrangement, elective contributions to the Plan.

                     (j) For the purposes of this Section, "415 Compensation"
            shall be limited to $200,000. Such amount shall be adjusted at the same time and in the same manner as permitted under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year and the first adjustment to the $200,000 limitation shall be effective on January 1, 1990. For any short Plan Year the "415 Compensation" limit shall be an amount equal to the "415 Compensation" limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12). However, for Plan Years beginning prior to January 1, 1989, the $200,000 limit shall apply only for Top Heavy Plan Years and shall not be adjusted.

                     (k) Notwithstanding anything herein to the contrary,
            Participants who terminated employment for any reason during the Plan Year shall share in the salary reduction contributions made by the Employer for the year of termination without regard to the Hours of Service credited.

                     (1) If a Former Participant is reemployed after five (5)
            consecutive 1-Year Breaks in Service, then separate accounts shall be maintained as follows:

              (1) one account for nonforfeitable benefits attributable to pre-break service; and

              (2) one account representing his status in the Plan attributable to post-break service.

              (m) Notwithstanding anything to the contrary, for Plan Years beginning after December 31, 1989, if this is a Plan that would otherwise fail to meet the requirements of Code Sections 401(a)(26), 410(b)(l) or 410(b) (2) (A) (i) and the Regulations thereunder because Employer contributions would not be allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

              (1) The group of Participants eligible to share in the Employer's contribution and Forfeitures for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific Participants who shall become eligible under the terms of this paragraph shall be those who are actively employed on the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

              (2) If after application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution and Forfeitures for the Plan Year shall be further expanded to include the minimum number of Participants who are not actively employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

              (3) Nothing in this Section shall permit the reduction of a Participant's accrued benefit. Therefore any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under Code Section 404. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

              (4) Notwithstanding the foregoing, for any Top Heavy Plan Year beginning after December 31, 1992, if the portion of the Plan which is not a Code Section 401(k) or 401(m) plan would fail to satisfy Code Section 410(b) if the coverage tests were applied by treating those Participants whose only allocation (under such portion of the Plan) would otherwise be provided under the top heavy formula as if they were not currently benefiting under the Plan, then, for purposes of this Section 4.4(m), such Participants shall be treated as not benefiting and shall therefore be eligible to be included in the expanded class of Participants who will share in the allocation provided under the Plan's non top heavy formula.

4.5 ACTUAL DEFERRAL PERCENTAGE TESTS

              (a) Maximum Annual Allocation: For each Plan Year beginning after December 31, 1986, the annual allocation derived from Employer Elective Contributions to a Participant's Elective Account shall satisfy one of the following tests:

              (1) The "Actual Deferral Percentage" for the Highly Compensated Participant group shall not be more than the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group multiplied by 1.25, or

              (2) The excess of the "Actual Deferral Percentage" for the Highly Compensated Participant group over the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group shall not be more than two percentage points. Additionally, the "Actual Deferral Percentage" for the Highly Compensated Participant group shall not exceed the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group multiplied by 2.

              The provisions of Code Section 401(k)(3) and Regulation 1.401(k)-1(b) are incorporated herein by reference.

              However, for Plan Years beginning after December 31, 1988, in order to prevent the multiple use of the alternative method described in (2) above and in Code Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 4.2 and to make Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer shall have his actual contribution ratio reduced pursuant to Regulation 1.401(m)-2, the provisions of which are incorporated herein by reference.

              (b) For the purposes of this Section "Actual Deferral Percentage" means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of Employer Elective Contributions allocated to each Participant's Elective Account for such Plan Year, to such Participant's "414(s) Compensation" for such Plan Year. The actual deferral ratio for each Participant and the "Actual Deferral Percentage" for each group shall be calculated to the nearest one-hundredth of one percent for Plan Years beginning after December 31, 1988. Employer Elective Contributions allocated to each Non-Highly Compensated Participant's Elective Account shall be reduced by Excess Deferred Compensation to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer.

              (c) For the purpose of determining the actual deferral ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code Section 414(q) (6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following shall apply:

              (1) The combined actual deferral ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be determined by aggregating Employer Elective Contributions and "414(s) Compensation" of all eligible Family Members (including Highly Compensated Participants). However, in applying the $200,000 limit to "414(s) Compensation", for Plan Years beginning after December 31, 1988, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year. Notwithstanding the foregoing, with respect to Plan Years beginning prior to January 1, 1990, compliance with the Regulations then in effect shall be deemed to be compliance with this paragraph.

              (2) The Employer Elective Contributions and "414(s) Compensation" of all Family Members shall be disregarded for purposes of determining the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group except to the extent taken into account in paragraph (1) above.

              (3) If a Participant is required to be aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

              (d) For the purposes of Sections 4.5(a) and 4.6, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make a deferral election pursuant to
       Section 4.2, whether or not such deferral election was made or suspended pursuant to Section 4.2.

              (e) For the purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k), if two or more plans which include cash or deferred arrangements are considered one plan for the purposes of Code Section 401(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii)as in effect for Plan Years beginning after December 31, 1988), the cash or deferred arrangements included in such plans shall be treated as one arrangement. In addition, two or more cash or deferred arrangements may be considered as a single arrangement for purposes of determining whether or not such arrangements satisfy Code Sections 401(a)(4), 410(b) and 401(k). In such a case, the cash or deferred arrangements included in such plans and the plans including such arrangements shall be treated as one arrangement and as one plan for purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k). Plans may be aggregated under this paragraph (e) only if they have the same plan year.

              Notwithstanding the above, for Plan Years beginning after December 31, 1988, an employee stock ownership plan described in Code Section 4975(e)(7) or 409 may not be combined with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(k).

              (f) For the purposes of this Section, if a Highly Compensated Participant is a Participant under two or more cash or deferred arrangements (other than a cash or deferred arrangement which is part of an employee stock ownership plan as defined in Code Section 4975(e)(7) or 409 for Plan Years beginning after December 31, 1988) of the Employer or an Affiliated Employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the actual deferral ratio with respect to such Highly Compensated Participant. However, for Plan Years beginning after December 31, 1988, if the cash or deferred arrangements have different plan years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

4.6 ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

       In the event that the initial allocations of the Employer's Elective Contributions made pursuant to Section 4.4 do not satisfy one of the tests set forth in Section 4.5(a) for Plan Years beginning after December 31, 1986, the Administrator shall adjust Excess Contributions pursuant to the options set forth below:

              (a) On or before the fifteenth day of the third month following the end of each Plan Year, the Highly Compensated Participant having the highest actual deferral ratio shall have his portion of Excess Contributions distributed to him and/or at his election recharacterized as a voluntary Employee contribution pursuant to Section 4.12 until one of the tests set forth in Section 4.5(a) is satisfied, or until his actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the second highest actual deferral ratio. This process shall continue until one of the tests set forth in Section 4.5(a) is satisfied. For each Highly Compensated Participant, the amount of Excess Contributions is equal to the Elective Contributions on behalf of such Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual deferral ratio (determined after application of this paragraph) by his "414(s) Compensation". However, in determining the amount of Excess Contributions to be distributed and/or recharacterized with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferred Compensation previously distributed to such affected Highly Compensated Participant for his taxable year ending with or within such Plan Year.

              (1) With respect to the distribution of Excess Contributions pursuant to (a) above, such distribution:

                     (i) may be postponed but not later than the close of the Plan Year following the Plan Year to which they are allocable;

                     (ii) shall be made simultaneously from Deferred Compensation and matching contributions which relate to such Deferred Compensation provided, however, that any such matching contributions which are not Vested shall be forfeited in lieu of distribution;

                     (iii) shall be adjusted for Income; and

                     (iv) shall be designated by the Employer as a distribution of Excess Contributions (and Income).

              (2) With respect to the recharacterization of Excess Contributions pursuant to (a) above, such recharacterized amounts:

                     (i) shall be deemed to have occurred on the date on which the last of those Highly Compensated Participants with Excess Contributions to be recharacterized is notified of the recharacterization and the tax consequences of such recharacterization;

                     (ii) shall not exceed the amount of Deferred Compensation on behalf of any Highly Compensated Participant for any Plan Year;

                     (iii) shall be treated as voluntary Employee contributions for purposes of Code Section 401(a) (4) and Regulation 1.401(k)-1(b). However, for purposes of Sections 2.2 and 4.4(g), recharacterized Excess Contributions continue to be treated as Employer contributions that are Deferred Compensation. For Plan Years beginning after December 31, 1988, Excess Contributions recharacterized as voluntary Employee contributions shall continue to be nonforfeitable and subject to the same distribution rules provided for in
                     Section 4.2(c);

                     (iv) are not permitted if the amount recharacterized plus voluntary Employee contributions actually made by such Highly Compensated Participant, exceed the maximum amount of voluntary Employee contributions (determined prior to application of Section 4.7(a)) that such Highly Compensated Participant is permitted to make under the Plan in the absence of recharacterization; and

                     (v) shall be adjusted for Income.

              (3) Any distribution and/or recharacterization of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution and/or recharacterization of Excess Contributions and Income.

              (4) The determination and correction of Excess Contributions of a Highly Compensated Participant whose actual deferral ratio is determined under the family aggregation rules shall be accomplished by reducing the actual deferral ratio as required herein, and the Excess Contributions for the family unit shall then be allocated among the Family Members in proportion to the Elective Contributions of each Family Member that were combined to determine the group actual deferral ratio. Notwithstanding the foregoing, with respect to Plan Years beginning prior to January 1, 1990, compliance with the Regulations then in effect shall be deemed to be compliance with this paragraph.

              (b) Within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 4.5(a). Such contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the year bears to the total Compensation of all Non-Highly Compensated Participants.

              (c) If during a Plan Year the projected aggregate amount of Elective Contributions to be allocated to all Highly Compensated Participants under this Plan would, by virtue of the tests set forth in
       Section 4.5(a), cause the Plan to fail such tests, then the Administrator may automatically reduce proportionately or in the order provided in
       Section 4.6(a) each affected Highly Compensated Participant's deferral election made pursuant to Section 4.2 by an amount necessary to satisfy one of the tests set forth in Section 4.5(a).

4.7 ACTUAL CONTRIBUTION PERCENTAGE TESTS

              (a) The "Actual Contribution Percentage" for Plan Years beginning after December 31, 1986 for the Highly Compensated Participant group shall not exceed the greater of:

              (1) 125 percent of such percentage for the Non-Highly Compensated Participant group; or

              (2) the lesser of 200 percent of such percentage for the Non-Highly Compensated Participant group, or such percentage for the Non-Highly Compensated Participant group plus 2 percentage points. However, for Plan Years beginning after December 31, 1988, to prevent the multiple use of the alternative method described in this paragraph and Code Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 4.2 or any other cash or deferred arrangement maintained by the Employer or an Affiliated Employer and to make Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer shall have his actual contribution ratio reduced pursuant to Regulation 1.401(m)-2. The provisions of Code Section 401(m) and Regulations 1.401(m)-l(b) and l.401(m)-2 are incorporated herein by reference.

              (b) For the purposes of this Section and Section 4.8, "Actual Contribution Percentage" for a Plan Year means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group, the average of the ratios (calculated separately for each Participant in each group) of:

              (1) the sum of Employer matching contributions made pursuant to
              Section 4.1(b), voluntary Employee contributions made pursuant to
              Section 4.12 and Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) on behalf of each such Participant for such Plan Year; to

              (2) the Participant's "414(s) Compensation" for such Plan Year.

              (c) For purposes of determining the "Actual Contribution Percentage" and the amount of Excess Aggregate Contributions pursuant to
       Section 4.8(d), only Employer matching contributions (excluding Employer matching contributions forfeited or distributed pursuant to Sections 4.2(f) and 4.6(a)(1) or forfeited pursuant to Section 4.8(a)) contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Employer matching contributions pursuant to Section 4.1(b) or voluntary Employee contributions pursuant to Section 4.12 allocated to their accounts, elective deferrals (as defined in Regulation 1.402(g)-1(b)) and qualified non-elective contributions (as defined in Code Section 401(m)(4)(C)) contributed to any plan maintained by the Employer. Such elective deferrals and qualified non-elective contributions shall be treated as Employer matching contributions subject to Regulation 1.401(m)-1(b)(5) which is incorporated herein by reference. However, for Plan Years beginning after December 31, 1988, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective. contributions are made.

              (d) For the purpose of determining the actual contribution ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Employee is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following shall apply:

              (1) The combined actual contribution ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be determined by aggregating Employer matching contributions made pursuant to Section 4.1(b), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to
              Section 4.6(a) and "414(s) Compensation" of all eligible Family Members (including Highly Compensated Participants). However, in applying the $200,000 limit to "414(s) Compensation" for Plan Years beginning after December 31, 1988, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year. Notwithstanding the foregoing, with respect to Plan Years beginning prior to January 1, 1990, compliance with the Regulations then in effect shall be deemed to be compliance with this paragraph.

              (2) The Employer matching contributions made pursuant to Section 4.1(b), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to
              Section 4.6(a) and "414(s) Compensation" of all Family Members shall be disregarded for purposes of determining the "Actual Contribution Percentage" of the Non-Highly Compensated Participant group except to the extent taken into account in paragraph (1) above.

              (3) If a Participant is required to be aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

              (e) For purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(m), if two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made are treated as one plan for purposes of Code Sections 401(a) (4) or 410(b) (other than the average benefits test under Code Section 410(b) (2) (A) (ii) as in effect for Plan Years beginning after December 31, 1988), such plans shall be treated as one plan. In addition, two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made may be considered as a single plan for purposes of determining whether or not such plans satisfy Code Sections 401(a)(4), 410(b) and 401(m). In such a case, the aggregated plans must satisfy this Section and Code Sections 401(a)(4), 410(b) and 401(m) as though such aggregated plans were a single plan. Plans may be aggregated under this paragraph (e) for Plan Years beginning after December 31, 1988, only if they have the same plan year.

                  Notwithstanding the above, for Plan Years beginning after December 31, 1988, an employee stock ownership plan described in Code
       Section 4975(e)(7) or 409 may not be aggregated with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(m).

              (f) If a Highly Compensated Participant is a Participant under two or more plans (other than an employee stock ownership plan as defined in Code Section 4975(e) (7) or 409 for Plan Years beginning after December 31, 1988) which are maintained by the Employer or an Affiliated Employer to which matching contributions, Employee contributions, or both, are made, all such contributions on behalf of such Highly Compensated Participant shall be aggregated for purposes of determining such Highly Compensated Participant's actual contribution ratio. However, for Plan Years beginning after December 31, 1988, if the plans have different plan years, this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan.

              (g) For purposes of Sections 4.7(a) and 4.8, a Highly Compensated Participant and Non-Highly Compensated Participant shall include any Employee eligible to have Employer matching contributions pursuant to
       Section 4.1(b) (whether or not a deferral election was made or suspended pursuant to Section 4.2(e)) or voluntary Employee contributions pursuant to Section 4.12 (whether or not voluntary Employee contributioris are made) allocated to his account for the Plan Year.

4.8 ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

              (a) In the event that, for Plan Years beginning after December 31, 1986, the "Actual Contribution Percentage" for the Highly Compensated Participant group exceeds the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group pursuant to Section 4.7(a), the Administrator (on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year) shall direct the Trustee to distribute to the Highly Compensated Participant having the highest actual contribution ratio, his Vested portion of Excess Aggregate Contributions (and Income allocable to such contributions) and, if forfeitable, forfeit such non-Vested Excess Aggregate Contributions attributable to Employer matching contributions (and Income allocable to such forfeitures) until either one of the tests set forth in Section 4.7(a) is satisfied, or until his actual contribution ratio equals the actual contribution ratio of the Highly Compensated Participant having the second highest actual contribution ratio. This process shall continue until one of the tests set forth in Section 4.7(a) is satisfied. The distribution and/or forfeiture of Excess Aggregate Contributions shall be made in the following order:

              (1) Voluntary Employee contributions including Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) (2);

              (2) Employer matching contributions.

                  If the correction of Excess Aggregate Contributions attributable to Employer matching contributions is not in proportion to the Vested and non-Vested portion of such contributions, then the Vested portion of the Participant's Account attributable to Employer matching contributions after the correction shall be subject to Section 6.5(g).

              (b) Any distribution and/or forfeiture of less than the entire amount of Excess Aggregate Contributions (and Income) shall be treated as a pro rata distribution and/or forfeiture of Excess Aggregate Contributions and Income. Distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and Income). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with Section 4.4.

              (c) Excess Aggregate Contributions attributable to amounts other than voluntary Employee contributions, including forfeited matching contributions, shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

                  Forfeited matching contributions that are reallocated to Participants' Accounts for the Plan Year in which the forfeiture occurs shall be treated as an "annual addition" pursuant to Section 4.9(b) for the Participants to whose Accounts they are reallocated and for the Participants from whose Accounts they are forfeited.

         (d) For each Highly Compensated Participant, the amount of Excess Aggregate Contributions is equal to the Employer matching contributions made pursuant to Section 4.1(b), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of the Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant' 5 actual contribution ratio (determined after application of this paragraph) by his "414(s) Compensation". The actual contribution ratio must be rounded to the nearest one-hundredth of one percent for Plan Years beginning after December 31, 1988. In no case shall the amount of Excess Aggregate Contribution with respect to any Highly Compensated Participant exceed the amount of Employer matching contributions made pursuant to Section 4.1(b), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of such Highly Compensated Participant for such Plan Year.

              (e) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as voluntary Employee contributions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Employer that ends with or within the Plan Year or which are treated as voluntary Employee contributions due to recharacterization pursuant to Section 4.6(a).

              (f) If the determination and correction of Excess Aggregate Contributions of a Highly Compensated Participant whose actual contribution ratio is determined under the family aggregation rules, then the actual contribution ratio shall be reduced and the Excess Aggregate Contributions for the family unit shall be allocated among the Family Members in proportion to the sum of Employer matching contributions made pursuant to Section 4.1(b), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) of each Family Member that were combined to determine the group actual contribution ratio. Notwithstanding the foregoing, with respect to Plan Years beginning prior to January 1, 1990, compliance with the Regulations then in effect shall be deemed to be compliance with this paragraph.

              (g) If during a Plan Year the projected aggregate amount of Employer matching contributions, voluntary Employee contributions and Excess Contributions recharacterized as voluntary Employee contributions to be allocated to all Highly Compensated Participants under this Plan would, by virtue of the tests set forth in Section 4.7(a), cause the Plan to fail such tests, then the Administrator may automatically reduce proportionately or in the order provided in Section 4.8(a) each affected Highly Compensated Participant's projected share of such contributions by an amount necessary to satisfy one of the tests set forth in Section 4.7(a).

              (h) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 4.7(a). Such contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the year bears to the total Compensation of all Non-Highly Compensated Participants. A separate accounting shall be maintained for the purpose of excluding such contributions from the "Actual Deferral Percentage" tests pursuant to Section 4.5(a).

4.9 MAXIMUM ANNUAL ADDITIONS

              (a) Notwithstanding the foregoing, the maximum "annual additions" credited to a Participant's accounts for any "limitation year" shall equal the lesser of: (1) $30,000 (or, if greater, one-fourth of the dollar limitation in effect under Code Section 415(b)(1)(A)) or (2) twenty-five percent (25%) of the Participant's "415 Compensation" for such "limitation year". For any short "limitation year", the dollar limitation in (1) above shall be reduced by a fraction, the numerator of which is the number of full months in the short "limitation year" and the denominator of which is twelve (12).

              (b) For purposes of applying the limitations of Code Section 415, "annual additions" means the sum credited to a Participant's accounts for any "limitation year" of (1) Employer contributions, (2) Employee contributions for "limitation years" beginning after December 31, 1986,
       (3) forfeitures, (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(l)(2) which is part of a pension or annuity plan maintained by the Employer and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer. Except, however, the "415 Compensation" percentage limitation referred to in paragraph (a) (2) above shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an "annual addition", or (2) any amount otherwise treated as an "annual addition" under Code Section 415(1)(1).

              (c) For purposes of applying the limitations of Code Section 415, the transfer of funds from one qualified plan to another is not an "annual addition". In addition, the following are not Employee contributions for the purposes of Section 4.9(b)(2): (1) rollover contributions (as defined in Code Sections 402(a)(5), 403(a)(4), 403(b)(8) and 408(d)(3)); (2) repayments of loans made to a Participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 411(a) (7) (B) (cash-outs); (4) repayments of distributions received by an Employee pursuant to Code Section 411(a) (3)
       (D) (mandatory contributions); and (5) Employee contributions to a simplified employee pension excludable from gross income under Code
       Section 408(k) (6).

              (d) For purposes of applying the limitations of Code Section 415, the "limitation year" shall be the Plan Year.

              (e) The dollar limitation under Code Section 415(b) (1) (A) stated in paragraph (a) (1) above shall be adjusted annually as provided in Code
       Section 415(d)
       pursuant to the Regulations. The adjusted limitation is effective as of January 1st of each calendar year and is applicable to "limitation years" ending with or within that calendar year.

              (f) For the purpose of this Section, all qualified defined benefit plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution plan.

              (g) For the purpose of this Section, if the Employer is a member of a controlled group of corporations, trades or businesses under common control (as defined by Code Section 1563(a) or Code Section 414(b) and
       (c) as modified by Code Section 415(h)), is a member of an affiliated service group (as defined by Code Section 414(m)), or is a member of a group of entities required to be aggregated pursuant to Regulations under Code Section 414 (0), all Employees of such Employers shall be considered to be employed by a single Employer.

              (h) For the purpose of this Section, if this Plan is a Code
       Section 413(c) plan, all Employers of a Participant who maintain this Plan will be considered to be a single Employer.

              (i) (1) If a Participant participates in more than one defined contribution plan maintained by the Employer which have different Anniversary Dates, the maximum "annual additions" under this Plan shall equal the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited to such Participant's accounts during the "limitation year".

              (2) If a Participant participates in both a defined contribution plan subject to Code Section 412 and a defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, "annual additions" will be credited to the Participant's accounts under the defined contribution plan subject to Code Section 412 prior to crediting "annual additions" to the Participant's accounts under the defined contribution plan not subject to Code Section 412.

              (3) If a Participant participates in more than one defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, the maximum "annual additions" under this Plan shall equal the product of (A) the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited under subparagraphs (1) or
              (2) above, multiplied by (B) a fraction (i) the numerator of which is the "annual additions" which would be credited to such Participant's accounts under this Plan without regard to the limitations of Code Section 415 and (ii) the denominator of which is such "annual additions" for all plans described in this subparagraph.

              (j) If an Employee is (or has been) a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any "limitation year" may not exceed 1.0.

              (k) The defined benefit plan fraction for any "limitation year" is a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the "limitation year" under Code Sections 415(b) and (d) or 140 percent of the highest average compensation, including any adjustments under Code
       Section 415(b).

                  Notwithstanding the above, if the Participant was a Participant as of the first day of the first "limitation year" beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last "limitation year" beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all "limitation years" beginning before January 1, 1987.

              (1) The defined contribution plan fraction for any "limitation year" is a fraction, the numerator of which is the sum of the annual additions to the Participant's Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior "limitation years" (including the annual additions attributable to the Participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Code Section 419(e), and individual medical accounts, as defined in Code Section 415(l)(2), maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior "limitation years" of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any "limitation year" is the lesser of 125 percent of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code
       Section 415(c) (1) (A) or 35 percent of the Participant's Compensation for such year.

                  If the Employee was a Participant as of the end of the first day of the first "limitation year" beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last "limitation year" beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first "limitation year" beginning on or after January 1, 1987. The annual addition for any "limitation year" beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as annual additions.

              (m) Notwithstanding the foregoing, for any "limitation year" in which the Plan is a Top Heavy Plan, 100 percent shall be substituted for 125 percent in Sections 4.9(k) and 4.9(1) unless the extra minimum allocation is being provided pursuant to Section 4.4. However, for any "limitation year" in which the Plan is a Super Top Heavy Plan, 100 percent shall be substituted for 125 percent in any event.

              (n) Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code
       Section 415 and the Regulations thereunder, the terms of which are specifically incorporated herein by reference.

4.10 ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS

              (a) If, as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code
       Section 402(g)(3)) that may be made with respect to any Participant under the limits of Section 4.9 or other facts and circumstances to which Regulation 1.415-6(b) (6) shall be applicable, the "annual additions" under this Plan would cause the maximum "annual additions" to be exceeded for any Participant, the Administrator shall (1) distribute any elective deferrals (within the meaning of Code Section 402(g)(3)) or return any voluntary Employee contributions credited for the "limitation year" to the extent that the return would reduce the "excess amount" in the Participant's accounts (2) hold any "excess amount" remaining after the return of any elective deferrals or voluntary Employee contributions in a "Section 415 suspense account" (3) use the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to reduce Employer contributions for that Participant if that Participant is covered by the Plan as of the end of the "limitation year", or if the Participant is not so covered, allocate and reallocate the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to all Participants in the Plan before any Employer or Employee contributions which would constitute "annual additions" are made to the Plan for such "limitation year" (4) reduce Employer contributions to the Plan for such "limitation year" by the amount of the "Section 415 suspense account" allocated and reallocated during such "limitation year".

              (b) For purposes of this Article, "excess amount" for any Participant for a "limitation year" shall mean the excess, if any, of (1) the "annual additions" which would be credited to his account under the terms of the Plan without regard to the limitations of Code Section 415 over (2) the maximum "annual additions" determined pursuant to Section 4.9.

              (c) For purposes of this Section, "Section 415 suspense account" shall mean an unallocated account equal to the sum of "excess amounts" for all Participants in the Plan during the "limitation year". The "Section 415 suspense account" shall not share in any earnings or losses of the Trust Fund.

4.11 TRANSFERS FROM QUALIFIED PLANS

              (a) With the consent of the Administrator, amounts may be transferred from other qualified plans by Employees, provided that the trust from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Employer. The amounts transferred shall be set up in a separate account herein referred to as a "Participant's Rollover Account". Such account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

              (b) Amounts in a Participant's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as provided in paragraphs (c) and (d) of this Section.

              (c) Except as permitted by Regulations (including Regulation 1.411(d)-4), amounts attributable to elective contributions (as defined in Regulation 1.401(k)-1(g)(3)), including amounts treated as elective contributions, which are transferred from another qualified plan in a plan-to-plan transfer shall be subject to the distribution limitations provided for in Regulation 1.401(k)-1(d).

              (d) At Normal Retirement Date, or such other date when the Participant or his Beneficiary shall be entitled to receive benefits, the fair market value of the Participant's Rollover Account shall be used to provide additional benefits to the Participant or his Beneficiary. Any distributions of amounts held in a Participant's Rollover Account shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 417 and 411(a)(11) and the Regulations thereunder. Furthermore, such amounts shall be considered as part of a Participant's benefit in determining whether an involuntary cash-out of benefits without Participant consent may be made.

              (e) The Administrator may direct that employee transfers made after a valuation date be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debt security acceptable to the Trustee until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund, to be determined by the Administrator.

              (f) All amounts allocated to a Participant's Rollover Account may be treated as a Directed Investment Account pursuant to Section 4.13.

              (g) For purposes of this Section, the term "qualified plan" shall mean any tax qualified plan under Code Section 401(a). The term "amounts transferred from other qualified plans" shall mean: (i) amounts transferred to this Plan directly from another qualified plan; (ii) lump-sum distributions received by an Employee from another qualified plan which are eligible for tax free rollover to a qualified plan and which are transferred by the Employee to this Plan within sixty (60) days following his receipt thereof; (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another qualified plan as a lump-sum distribution (B) were eligible for tax-free rollover to a qualified plan and (C) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof and other than earnings on said assets; and (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the Employee to this Plan within sixty (60) days of his receipt thereof from such conduit individual retirement account.

              (h) Prior to accepting any transfers to which this Section applies, the Administrator may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Section.

              (i) Notwithstanding anything herein to the contrary, a transfer directly to this Plan from another qualified plan (or a transaction having the effect of such a transfer) shall only be permitted if it will not result in the elimination or reduction of any "Section 411(d) (6) protected benefit" as described in Section 8.1.

4.12 VOLUNTARY CONTRIBUTIONS

              (a) In order to allow Participants the opportunity to increase their retirement income, each Participant may, at the discretion of the Administrator, elect to voluntarily contribute a portion of his compensation earned while a Participant under this Plan. Such contributions shall be made via payroll deduction. Such contributions shall be paid to the Trustee within a reasonable period of time but in no event later than ninety (90) days after the receipt of the contribution. The balance in each Participant's Voluntary Contribution Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

              (b) A Participant may elect to withdraw his voluntary contributions from his voluntary Contribution Account and the actual earnings thereon in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 417 and 411(a) (11) and the Regulations thereunder. If the

       Administrator maintains sub-accounts with respect to voluntary contributions (and earnings thereon) which were made on or before a specified date, a Participant shall be permitted to designate which sub-account shall be the source for his withdrawal.

              In the event a Participant has received a hardship distribution from his Participant's Elective Account pursuant to Section 6.11 or pursuant to Regulation 1.401(k)-1(d)(2)(iv)(B) from any other plan maintained by the Employer, then such Participant shall be barred from making any voluntary contributions to the Trust Fund for a period of twelve (12) months after receipt of the distribution.

              (c) At Normal Retirement Date, or such other date when the Participant or his Beneficiary shall be entitled to receive benefits, the fair market value of the Voluntary Contribution Account shall be used to provide additional benefits to the Participant or his Beneficiary.

              (d) The Administrator may direct that voluntary contributions made after a valuation date be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debt security acceptable to the Trustee until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund, to be determined by the Administrator.

              (e) All amounts allocated to a Voluntary Contribution Account may be treated as a Directed Investment Account pursuant to Section 4.13.

4.13 DIRECTED INVESTMENT ACCOUNT

              (a) The Administrator, in his sole discretion, may determine that all Participants be permitted to direct the Trustee as to the investment of all or a portion of the interest in any one or more of their individual account balances. If such authorization is given, Participants may, subject to a procedure established by the Administrator and applied in a uniform nondiscriminatory manner, direct the Trustee in writing to invest any portion of their account in specific assets, specific funds or other investments permitted under the Plan and the directed investment procedure. That portion of the account of any Participant so directing will thereupon be considered a Directed Investment Account, which shall not share in Trust Fund earnings.

              (b) A separate Directed Investment Account shall be established for each Participant who has directed an investment. Transfers between the Participant's regular account and his Directed Investment Account shall be charged and credited as the case may be to each account. The Directed Investment Account shall not share in Trust Fund earnings, but it shall be charged or credited as appropriate with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in market value during each Plan Year attributable to such account.

                                   ARTICLE V
                                   VALUATIONS

5.1 VALUATION OF THE TRUST FUND

       The Administrator shall direct the Trustee, as of each Anniversary Date, and at such other date or dates deemed necessary by the Administrator, herein called "valuation date", to determine the net worth of the assets comprising the Trust Fund as it exists on the "valuation date." In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the "valuation date" and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund.

5.2 METHOD OF VALUATION

       In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the "valuation date". If such securities were not traded on the "valuation date", or if the exchange on which they are traded was not open for business on the "valuation date", then the securities shall be valued at the prices at which they were last traded prior to the "valuation date". Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the "valuation date", which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

                                   ARTICLE VI
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1 DETERMINATION OF BENEFITS UPON RETIREMENT

       Every Participant may terminate his employment with the Employer and retire for the purposes hereof on his Normal Retirement Date or Early Retirement Date. However, a Participant may postpone the termination of his employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to
Section 4.4, shall continue until his Late Retirement Date. Upon a Participant's Retirement Date or attainment of his Normal Retirement Date without termination of employment with the Employer, or as soon thereafter as is practicable, the Trustee shall distribute all amounts credited to such Participant's Combined Account in accordance with Section 6.5.

6.2 DETERMINATION OF BENEFITS UPON DEATH

              (a) Upon the death of a Participant before his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. The Administrator shall direct the Trustee, in accordance with the provisions of Sections 6.6 and 6.7, to distribute the value of the deceased Participant's accounts to the Participant's Beneficiary.

              (b) Upon the death of a Former Participant, the Administrator shall direct the Trustee, in accordance with the provisions of Sections
       6.6 and 6.7, to distribute any remaining Vested amounts credited to the accounts of a deceased Former Participant to such Former Participant's Beneficiary.

              (c) Any security interest held by the Plan by reason of an outstanding loan to the Participant or Former Participant shall be taken into account in determining the amount of the Pre-Retirement Survivor Annuity.

              (d) The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

              (e) Unless otherwise elected in the manner prescribed in Section 6.6, the Beneficiary of the death benefit shall be the Participant's spouse, who shall receive such benefit in the form of a Pre-Retirement Survivor Annuity pursuant to Section 6.6. Except, however, the Participant may designate a Beneficiary other than his spouse if:

              (1) the Participant and his spouse have validly waived the Pre-Retirement Survivor Annuity in the manner prescribed in
              Section 6.6, and the spouse has waived his or her right to be the Participant's Beneficiary, or

              (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code Section 414 (p) which provides otherwise), or

              (3) the Participant has no spouse, or

              (4) the spouse cannot be located.

                  In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right. In the event no valid designation of Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to his estate.

6.3 DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

       In the event of a Participant's Total and Permanent Disability prior to his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. In the event of a Participant's Total and Permanent Disability, the Trustee, in accordance with the provisions of Sections 6.5 and 6.7, shall distribute to such Participant all amounts credited to such Participant's Combined Account as though he had retired.

6.4 DETERMINATION OF BENEFITS UPON TERMINATION

              (a) On or before the Anniversary Date coinciding with or subsequent to the termination of a Participant's employment for any reason other than death, Total and Permanent Disability or retirement, the Administrator may direct the Trustee to segregate the amount of the Vested portion of such Terminated Participant's Combined Account and invest the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit, common or collective trust fund of a bank or a deferred annuity. In the event the Vested portion of a Participant's Combined Account is not segregated, the amount shall remain in a separate account for the Terminated Participant and share in allocations pursuant to Section 4.4 until such time as a distribution is made to the Terminated Participant.

                  Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability, Early or Normal Retirement). However, at the election of the Participant, the Administrator shall direct the Trustee to cause the entire Vested portion of the Terminated Participant's Combined Account to be payable to such Terminated Participant, as soon as administratively feasible. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 417 and 411(a) (11) and the Regulations thereunder.

                  If the value of a Terminated Participant's Vested benefit derived from Employer and Employee contributions does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution, the Administrator shall direct the Trustee to cause the entire Vested benefit to be paid to such Participant in a single lump sum.

                  For purposes of this Section 6.4, if the value of a Terminated Participant's Vested benefit is zero, the Terminated Participant shall be deemed to have received a distribution of such Vested benefit.

              (b) The Vested portion of any Participant's Account shall be a percentage of the total amount credited to his Participant's Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

                        Vesting Schedule

         Years of Service               Percentage
               0-2                          0%
                3                          60%
                4                          80%
                5                         100%

       For vesting purposes only, a Participant shall receive credit for the number of years of service equal to the number of whole years of the Participant's period of service from their date of hire. For purposes of the foregoing, a Participant's nonconsecutive periods of service must be aggregated, and any periods of service less than a whole year (whether of not aggregated) must be aggregated on a basis such that 12 months of service (30 days are deemed to equal a month) equals a whole year of service.

       Furthermore, for vesting purposes only, if any employee severs from service by reason of termination, discharge or retirement, and the employee then performs an hour of service within twelve (12) months after the employee's severance from service date, the employee shall not be deemed to have had a break in service; provided however, that if the employee severs from service by reason of termination, discharge or retirement during an absence from service of twelve (12) months or less for any reason other than termination, discharge, retirement of death, and then performs an hour of service within twelve (12) months after the date on which the employee was first absent from service, the employee shall not be deemed to have had a break in service.

              (c) Notwithstanding the vesting provided for in paragraph (b) above, for any Top Heavy Plan Year, the Vested portion of the Participant's Account of any Participant who has an Hour of Service after the Plan becomes top heavy shall be a percentage of the total amount credited to his Participant's Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

                   Vesting Schedule

          Years of Service       Percentage

             Less than 2             0%
                  2                 20%
                  3                 40%
                  4                 60%
                  5                 80%
                  6                100%

                  If in any subsequent Plan Year, the Plan ceases to be a Top Heavy Plan, the Administrator shall revert to the vesting schedule in effect before this Plan became a Top Heavy Plan. Any such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan.

              (d) Notwithstanding the vesting schedule above, the Vested percentage of a Participant's Account shall not be less than the Vested percentage attained as of the later of the effective date or adoption date of this amendment and restatement.

              (e) Notwithstanding the vesting schedule above, upon the complete discontinuance of the Employer's contributions to the Plan or upon any full or partial termination of the Plan, all amounts credited to the account of any affected Participant shall become 100% Vested and shall not thereafter be subject to Forfeiture.

              (f) The computation of a Participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Plan. For this purpose, the Plan shall be treated as having been amended if the Plan provides for an automatic change in vesting due to a change in top heavy status. In the event that the

       Plan is amended to change or modify any vesting schedule, a Participant with at least three (3) Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

              (1) the adoption date of the amendment,

              (2) the effective date of the amendment, or

              (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

              (g) (1) If any Former Participant shall be reemployed by the Employer before a 1-Year Break in Service occurs, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.

              (2) If any Former Participant shall be reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, and such Former Participant had received, or was deemed to have received, a distribution of his entire Vested interest prior to his reemployment, his forfeited account shall be reinstated only if he repays the full amount distributed to him before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive 1-Year Breaks in Service commencing after the distribution, or in the event of a deemed distribution, upon the reemployment of such Former Participant. In the event the Former Participant does repay the full amount distributed to him, or in the event of a deemed distribution, the undistributed portion of the Participant's Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Anniversary Date or other valuation date coinciding with or preceding his termination. The source for such reinstatement shall first be any Forfeitures occurring during the year. If such source is insufficient, then the Employer shall contribute an amount which is sufficient to restore any such forfeited Accounts provided, however, that if a discretionary contribution is made for such year pursuant to Section 4.1(c), such contribution shall first be applied to restore any such Accounts and the remainder shall be allocated in accordance with Section 4.4.

                   (3) If any Former Participant is reemployed after a 1-Year Break in Service has occurred, Years of Service shall include Years of Service prior to his 1-Year Break in Service subject to the following rules:

                   (i) If a Former Participant has a 1-Year Break in
                   Service, his pre-break and post-break service shall be used for computing Years of Service for eligibility and for vesting purposes only after he has been employed for one (1) Year of Service following the date of his reemployment with the Employer;

                   (ii) Any Former Participant who under the Plan does not have a nonforfeitable right to any interest in the Plan resulting from Employer contributions shall lose credits otherwise allowable under (i) above if his consecutive 1-Year Breaks in Service equal or exceed the greater of (A) five (5) or (B) the aggregate number of his pre-break Years of Service;

                   (iii) After five (5) consecutive 1-Year Breaks in
                   Service, a Former Participant's Vested Account balance attributable to pre-break service shall not be increased as a result of post-break service;

                   (iv) If a Former Participant who has not had his Years of Service before a 1-Year Break in Service disregarded pursuant to (ii) above completes one (1) Year of Service for eligibility purposes following his reemployment with the Employer, he shall participate in the Plan retroactively from his date of reemployment;

              (v) If a Former Participant who has not had his Years of Service before a 1-Year Break in Service disregarded pursuant to (ii) above completes a Year of Service (a 1-Year Break in Service previously occurred, but employment had not terminated), he shall participate in the Plan retroactively from the first day of the Plan Year during which he completes one (1) Year of Service.

6.5 DISTRIBUTION OF BENEFITS

              (a) (1) Unless otherwise elected as provided below, a Participant who is married on the "annuity starting date" and who does not die before the "annuity starting date" shall receive the value of all of his benefits in the form of a joint and survivor annuity. The joint and survivor annuity is an annuity that commences immediately and shall be equal in value to a single life annuity. Such joint and survivor benefits following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to 50% of the rate at which such benefits were payable to the Participant. This joint and 50% survivor annuity shall be considered the designated qualified joint and survivor annuity and automatic form of payment for the purposes of this Plan. However, the Participant may elect to receive a smaller annuity benefit with continuation of payments to the spouse at a rate of seventy-five percent (75%) or one hundred percent (100%) of the rate payable to a Participant during his lifetime, which alternative joint and survivor annuity shall be equal in value to the automatic joint and 50% survivor annuity. An unmarried Participant shall receive the value of his benefit in the form of a life annuity. Such unmarried Participant, however, may elect in writing to waive the life annuity. The election must comply with the provisions of this Section as if it were an election to waive the joint and survivor annuity by a married Participant, but without the spousal consent requirement. The Participant may elect to have any annuity provided for in this Section distributed upon the attainment of the "earliest retirement age" under the Plan. The "earliest retirement age" is the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

              (2) Any election to waive the joint and survivor annuity must be made by the Participant in writing during the election period and be consented to by the Participant's spouse. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if such guardian is the Participant, may give consent. Such election shall designate a Beneficiary (or a form of benefits) that may not be changed without spousal consent (unless the consent of the spouse expressly permits designations by the Participant without the requirement of further consent by the spouse). Such spouse's consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Regulations. The election made by the Participant and consented to by his spouse may be revoked by the Participant in writing without the consent of the spouse at any time during the election period. The number of revocations shall not be limited. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

              (3) The election period to waive the joint and survivor annuity shall be the 90 day period ending on the "annuity starting date."

              (4) For purposes of this Section, the "annuity starting date" means the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

              (5) With regard to the election, the Administrator shall provide to the Participant no less than 30 days and no more than 90 days before the "annuity starting date" a written explanation of:

                     (i) the terms and conditions of the joint and survivor annuity, and

                     (ii) the Participant's right to make, and the effect of, an election to waive the joint and survivor annuity, and

                     (iii) the right of the Participant's spouse to consent to any election to waive the joint and survivor annuity, and

                     (iv) the right of the Participant to revoke such election, and the effect of such revocation.

              (b) In the event a married Participant duly elects pursuant to paragraph (a) (2) above not to receive his benefit in the form of a joint and survivor annuity, or if such Participant is not married, in the form of a life annuity, the Administrator, pursuant to the election of the Participant, shall direct the Trustee to distribute to a Participant or his Beneficiary any amount to which he is entitled under the Plan in one lump-sum payment in cash.

              (c) The present value of a Participant's joint and survivor annuity derived from Employer and Employee contributions may not be paid without his written consent if the value exceeds, or has ever exceeded, $3,500 at the time of any prior distribution. Further, the spouse of a Participant must consent in writing to any immediate distribution. If the value of the Participant's benefit derived from Employer and Employee contributions does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution, the Administrator may immediately distribute such benefit without such Participant's consent. No distribution may be made under the preceding sentence after the "annuity starting date" unless the Participant and his spouse consent in writing to such distribution. Any written consent required under this paragraph must be obtained not more than 90 days before commencement of the distribution and shall be made in a manner consistent with Section 6.5
       (a) 2.

              (d) Any distribution to a Participant who has a benefit which exceeds, or has ever exceeded, $3,500 at the time of any prior distribution shall require such

       Participant's consent if such distribution commences prior to the later of his Normal Retirement Age or age 62. With regard to this required consent:

              (1) No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan that would satisfy the notice requirements of Code
              Section 417.

              (2) The Participant must be informed of his right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Section 6.5(e).

              (3) Notice of the rights specified under this paragraph shall be provided no less than 30 days and no more than 90 days before the "annuity starting date".

              (4) Written consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the "annuity starting date".

              (5) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

              (e) Notwithstanding any provision in tha Plan to the contrary, the distribution of a Participant's benefits, whether under the Plan or through the purchase of an annuity contract, shall be made in accordance with the following requirements and shall otherwise comply with Code
       Section 401(a) (9) and the Regulations thereunder (including Regulation 1.401(a)(9)-2), the provisions of which are incorporated herein by reference:

              (1) A Participant's benefits shall be distributed to him not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the five (5) Plan Year period ending in the calendar year in which he attains age 70 1/2 or, in the case of a Participant who becomes a "five (5) percent owner" during any subsequent Plan Year, clause
              (ii) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends. Alternatively, if the distribution is to be in the form of a joint and survivor annuity or single life annuity as provided in paragraph (a) (1) above, then distributions must begin no later than the applicable April 1st as determined under the preceding sentence and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) in accordance with Regulations. Notwithstanding the foregoing, clause (ii) above shall not apply to any Participant unless the Participant had attained age 70 1/2 before January 1, 1988 and was not a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent Plan Year.

              (2) Distributions to a Participant and his Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code Section 401(a) (9) (G) and the Regulations thereunder.

              (f) All annuity Contracts under this Plan shall be non-transferable when distributed. Furthermore, the terms of any annuity Contract purchased and distributed to a Participant or spouse shall comply with all of the requirements of the Plan.

              (g) If a distribution is made at a time when a Participant is not fully Vested in his Participant's Account (employment has not terminated) and the Participant may increase the Vested percentage in such account:

              (1) a separate account shall be established for the Participant's interest in the Plan as of the time of the distribution; and

              (2) at any relevant time, the Participant's Vested portion of the separate account shall be equal to an amount ("X") determined by the formula:

              X equals P(AB plus (R x D)) - (R x D)

              For purposes of applying the formula: P is the Vested percentage at the relevant time, AB is the account balance at the relevant time, D is the amount of distribution, and R is the ratio of the account balance at the relevant time to the account balance after distribution.

6.6 DISTRIBUTION OF BENEFITS UPON DEATH

              (a) Unless otherwise elected as provided below, a Vested Participant who dies before the annuity starting date and who has a surviving spouse shall have his death benefit paid to his surviving spouse in the form of a Pre-Retirement Survivor Annuity. The Participant's spouse may direct that payment of the Pre-Retirement Survivor Annuity commence within a reasonable period after the Participant's death. If the spouse does not so direct, payment of such benefit will commence at the time the Participant would have attained the later of his Normal Retirement Age or age 62. However, the spouse may elect a later commencement date. Any distribution to the Participant's spouse shall be subject to the rules specified in Section 6.6(g).

              (b) Any election to waive the Pre-Retirement Survivor Annuity before the Participant's death must be made by the Participant in writing during the election period and shall require the spouse's irrevocable consent in the same manner provided for in Section 6.5(a)(2). Further, the spouse's consent must acknowledge the specific nonspouse Beneficiary. Notwithstanding the foregoing, the nonspouse Beneficiary need not be acknowledged, provided the consent of the spouse acknowledges that the spouse has the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elects to relinquish such right.

              (c) The election period to waive the Pre-Retirement Survivor Annuity shall begin on the first day of the Plan Year in which the Participant attains age 35 and end on the date of the Participant's death. An earlier waiver (with spousal consent) may be made provided a written explanation of the Pre-Retirement Survivor Annuity is given to the Participant and such waiver becomes invalid at the beginning of the Plan Year in which the Participant turns age 35. In the event a Vested Participant separates from service prior to the beginning of the election period, the election period shall begin on the date of such separation from service.

              (d) With regard to the election, the Administrator shall provide each Participant within the applicable period, with respect to such Participant (and consistent with Regulations), a written explanation of the Pre-Retirement Survivor Annuity containing comparable information to that required pursuant to Section 6.5(a)(5). For the purposes of this paragraph, the term "applicable period" means, with respect to a Participant, whichever of the following periods ends last:

              (1) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

              (2) A reasonable period after the individual becomes a Participant;

              (3) A reasonable period ending after the Plan no longer fully subsidizes the cost of the Pre-Retir~ement Survivor Annuity with respect to the Participant;

              (4) A reasonable period ending after Code Section 401(a)(11) applies to the Participant; or

              (5) A reasonable period after separation from service in the case of a Participant who separates before attaining age 35. For this purpose, the Administrator must provide the explanation beginning one year before the separation from service and ending one year after such separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                  For purposes of applying this Section 6.6(d), a reasonable period ending after the enumerated events described in paragraphs (2),
       (3) and (4) is the end of the two year period beginning one year prior to the date the applicable event occurs, and ending one year after that date.

              (e) If the present value of the Pre-Retirement Survivor Annuity derived from Employer and Employee contributions does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution, the Administrator shall direct the immediate distribution of such amount to the Participant's spouse. No distribution may be made under the preceding sentence after the annuity starting date unless the spouse consents in writing.

              (f) In the event the death benefit is not paid in the form of a Pre-Retirement Survivor Annuity, it shall be paid to the Participant's Beneficiary in one lump sum in cash.

              (g) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant shall be made in accordance with the following requirements and shall otherwise comply with Code
       Section 401(a) (9) and the Regulations thereunder. If the death benefit is paid in the form of a Pre-Retirement Survivor Annuity, then distributions to the Participant's surviving spouse must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If it is determined pursuant to Regulations that the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section
       6.5 as of his date of death. If a Participant dies before he has begun to receive any distributions of his interest under the Plan or before distributions are deemed to have begun pursuant to Regulations (and distributions are not to be made in the form of a Pre-Retirement Survivor Annuity), then his death benefit shall be distributed to his Beneficiaries by December 31st of the calendar year in which the fifth anniversary of his date of death occurs.

6.7 TIME OF SEGREGATION OR DISTRIBUTION

       Except as limited by Sections 6.5 and 6.6, whenever the Trustee is to make a distribution or to commence a series of payments on or as of an Anniversary Date, the distribution may be made or begun on such date or as soon thereafter as is practicable. However, unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein; (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the Participant terminates his service with the Employer.

6.8 DISTRIBUTION FOR MINOR BENEFICIARY

       In the event a distribution is to be made to a minor, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

6.9 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

       In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or his Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

6.10 PRE-RETIREMENT DISTRIBUTION

       At such time as a Participant shall have attained the age of 59 1/2 years, the Administrator, at the election of the Participant, shall direct the Trustee to distribute all or a portion of the amount then credited to the accounts maintained on behalf of the Participant. However, no distribution from the Participant's Account shall occur prior to 100% vesting. In the event that the Administrator makes such a distribution, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Employee. Any distribution made pursuant to this Section shall be made in a manner consistent with Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 417 and 411 (a) (11) and the Regulations thereunder.

       Notwithstanding the above, pre-retirement distributions from a Participant's Elective Account shall not be permitted prior to the Participant attaining age 59 1/2 except as otherwise permitted under the terms of the Plan.

6.11 ADVANCE DISTRIBUTION FOR HARDSHIP

              (a) The Administrator, at the election of the Participant, shall direct the Trustee to distribute to any Participant in any one Plan Year up to the lesser of 100% of his Participant's Elective Account and his Participant's Account valued as of the last Anniversary Date or other valuation date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the valuation date immediately preceding the date of distribution, and the Participant's Elective Account and his Participant's Account shall be reduced accordingly. Withdrawal under this Section shall be authorized only if the distribution is on account of:

              (1) Expenses for medical care described in Code Section 213(d) previously incurred by the Participant, his spouse, or any of his dependents (as defined in Code Section 152) or necessary for these persons to obtain medical care;

              (2) The costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

              (3) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his spouse, children, or dependents; or

              (4) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant' 5 principal residence.

              (b) No such distribution shall be made from the Participant's Account until such Account has become fully Vested.

              (c) No distribution shall be made pursuant to this Section unless the Administrator, based upon the Participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:

              (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

              (2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer;

              (3) The Plan, and all other plans maintained by the Employer, provide that the Participant's elective deferrals and voluntary Employee contributions will be suspended for at least twelve (12) months after receipt of the hardship distribution or, the Participant, pursuant to a legally enforceable agreement, will suspend his elective deferrals and voluntary Employee contributions to the Plan and all other plans maintained by the Employer for at least twelve (12) months after receipt of the hardship distribution; and

              (4) The Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

              (d) Notwithstanding the above, for Plan Years beginning after December 31, 1988, distributions from the Participant's Elective Account pursuant to this Section shall be limited, as of the date of distribution, to the Participant's Elective Account as of the end of the last Plan Year ending before July 1, 1989, plus the total Participant's Deferred Compensation after such date, reduced by the amount of any previous distributions pursuant to this Section and Section 6.10.

              (e) Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of
       Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 417 and 411(a)(11) and the Regulations thereunder.

6.12 QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION

       All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not separated from service and has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meaning set forth under Code Section 414(p).

                                  ARTICLE VII
                                    TRUSTEE

7.1 BASIC RESPONSIBILITIES OF THE TRUSTEE

       The Trustee shall have the following categories of responsibilities:

              (a) Consistent with the "funding policy and method" determined by the Employer, to invest, manage, and control the Plan assets subject, however, to the direction of an Investment Manager if the Employer should appoint such manager as to all or a portion of the assets of the Plan;

              (b) At the direction of the Administrator, to pay benefits required under the Plan to be paid to Participants, or, in the event of their death, to their Beneficiaries;

              (c) To maintain records of receipts and disbursements and furnish to the Employer and/or Administrator for each Plan Year a written annual report per Section 7.7; and

              (d) If there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

7.2 INVESTMENT POWERS AND DUTIES OF THE TRUSTEE

              (a) The Trustee shall invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at


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

       all times the Plan may qualify as a qualified Profit Sharing Plan and Trust.

              (b) The Trustee may employ a bank or trust company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical and record-keeping nature.

              (c) The Trustee may from time to time with the consent of the Employer transfer to a common, collective, or pooled trust fund maintained by any corporate Trustee hereunder, all or such part of the Trust Fund as the Trustee may deem advisable, and such part or all of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The Trustee may, from time to taime with the consent of the Employer, withdraw from such common, collective, or pooled trust fund all or such part of the Trust Fund as the Trustee may deem advisable.

              (d) To the extent permitted under applicable laws, to invest in deposits, long and short term debt instruments, stocks, and other securities, including those of the Trustee, The Charles Schwab Corporation (the "Public Company"), Charles Schwab and Company, Inc. (the "Broker/Dealer"), their affiliates and subsidiaries.

7.3 OTHER POWERS OF THE TRUSTEE

       The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of the Plan, shall have the following powers and authorities, to be exercised in the Trustee's sole discretion:

              (a) To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

              (b) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

              (c) To deliver to the Administrator, Employer, or the persons identified by the Employer, proxies and powers of attorney and related informational material, for any shares or other property held in the Trust. The Employer shall have responsibility for voting such shares, by proxy, or in person, except to the extent such responsibility is delegated to another person, under the terms of the Plan or Trust Agreement or under an agreement between the named fiduciary of the Plan and an investment manager, in which case such persons shall have such responsibility. The Trustee may use agents to effect such delivery to the Employer or the person or persons identified by the Employer. In no event shall the Trustee be responsible for the voting of shares of securities held in the Trust or for ascertaining or monitoring whether, or how, proxies are voted or whether the proper number of proxies is received;

              (d) To cause any securities or other property to be registered in the Trustee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

              (e) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

              (f) To keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon;

              (g) To accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder,


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

       whether or not such securities or other property would normally be purchased as investments hereunder;

              (h) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

              (i) To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

              (j) To appoint agents as necessary or desirable, including legal counsel who may be counsel for the Employer.

              (k) To apply for and procure from responsible insurance companies, to be selected by the Administrator, as an investment of the Trust Fund such annuity, or other Contracts (on the life of any Participant) as the Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity, or other Contracts; to collect, receive, and settle for the proceeds of all such annuity or other Contracts as and when entitled to do so under the provisions thereof;

              (l) To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest in the Trustee's bank;

              (m) To invest in Treasury Bills and other forms of United States government obligations;

              (n) To invest in shares of investment companies registered under the Investment Company Act of 1940;

              (o) To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange;


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

              (p) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations;

              (q) To pool all or any of the Trust Fund, from time to time, with assets belonging to any other qualified employee pension benefit trust created by the Employer or an affiliated company of the Employer, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests;

              (r) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan.

              (s) Directed Investment Account. The powers granted to the Trustee shall be exercised in the sole fiduciary discretion of the Trustee. However, if Participants are so empowered by the Administrator, each Participant may direct the Trustee to separate and keep separate all or a portion of his account; and further each Participant is authorized and empowered, in his sole and absolute discretion, to give directions to the Trustee pursuant to the procedure established by the Administrator and in such form as the Trustee may require concerning the investment of the Participant's Directed Investment Account. The Trustee shall comply as promptly as practicable with directions given by the Participant hereunder. The Trustee may refuse to comply with any direction from the Participant in the event the Trustee, in its sole and absolute discretion, deems such directions improper by virtue of applicable law. The Trustee shall not be responsible or liable for any loss or expense which may result from the Trustee's refusal or failure to comply with any directions from the Participant. Any costs and expenses related to compliance with the Participant's directions shall be borne by the Participant's Directed Investment Account.

              (t) To deposit securities in a security depository and permit the securities so deposited to be held in the name of the depository's nominee, and to deposit securities aissued or guaranteed by the U.S. government or any agency or instrumentality thereof, including securities evidenced by book entry rather than by certificate, with the U.S. Department of the Treasury, a Federal Reserve Bank or other appropriate custodial entity, in the same account as the Trustee's own property, provided the Trustee's records and accounts show that such securities are assets of the Trust Fund.

              (u) To hold securities issued by a foreign government or business entity at a foreign office of the Trustee or any of its affiliates, or to deposit such securities with a foreign depository regulated by a government agency or regulatory authority in the foreign jurisdiction, and to permit the securities so deposited to be held in the nominee name of the depository bank, provided that the Trustee's records and accounts show that such securities belong to the Trust Fund.

              (v) Any dispute under this Agreement shall be resolved by submission of the issue to a member of the American Arbitration Association who is chosen by the Employer and the Trustee. If the Employer and the Trustee cannot agree on such a choice, each shall nominate a member of the American Arbitration Association, and the two nominees will then select an arbitrator. Expenses of the arbitration shall be paid as decided by the arbitrator.

              (w) The Trustee is authorized to tape record conversations between the Trustee and persons acting on behalf of the Plan or a participant in the Plan to verify data on transactions.

              (x) As stated in Article Number 4.13 of the Plan Document, each participant and/or beneficiary may have investment power over the account maintained for him or her, and may direct the investment and reinvestment of assets of the account among the options authorized by the Administrator. Such direction shall be furnished to the Trustee in writing or some other agreed upon format established under procedures agreed to by the Trustee and Administrator. To the extent provided under ERISA section 404(c), the Trustee shall not be liable for any loss, or by the reason of any breach, which results from such participant's or beneficiary's exercise of control. If a participant who has investment authority under the terms of the Plan fails to provide such directions, the Administrator shall direct the investment of the participant's account. The Administrator shall maintain records showing the interest of each participant and/or beneficiary in the Trust Fund. The Trustee shall have no duty or responsibility to review or make recommendations regarding investments made at the direction of the Administrator or participant and shall be reguired to act only upon receipt of properly authorized directions. A participant or beneficiary shall not have authority to direct the investment of assets in his or her account in "collectibles" within the meaning of Code section 408(m)(2).

7.4 LOANS TO PARTICIPANTS

              (a) The Trustee may, in the Trustee's discretion, make loans to Participants and Beneficiaries under the following circumstances: (1) loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis; (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants and Beneficiaries; (3) loans shall bear a reasonable rate of interest; (4) loans shall be adequately secured; and
       (5) shall provide for repayment over a reasonable period of time.

              (b) Loans made pursuant to this Section (when added to the outstanding balance of all other loans made by the Plan to the Participant) shall be limited to the lesser of:

              (1) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

              (2) one-half (1/2) of the present value of the non-forfeitable accrued benefit of the Participant under the Plan.

              For purposes of this limit, all plans of the Employer shall be considered one plan. Additionally, with respect to any loan made prior to January 1, 1987, the $50,000 limit specified in (1) above shall be unreduced.


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
              (c) Loans shall provide for level amortization with payments to be made not less frequently than quarterly over a period not to exceed five
       (5) years. However, loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a principal residence of the Participant shall provide for periodic repayment over a reasonable period of time that may exceed five
       (5) years. Notwithstanding the foregoing, loans made prior to January 1, 1987 which are used to acquire, construct, reconstruct or substantially rehabilitate any dwelling unit which, within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant or a member of his family (within the meaning of Code Section 267(c)(4)) may provide for periodic repayment over a reasonable period of time that may exceed five (5) years. Additionally, loans made prior to January 1, 1987, may provide for periodic payments which are made less frequently than quarterly and which do not necessarily result in level amortization.

              (d) Any loan made pursuant to this Section after August 18, 1985 where the Vested interest of the Participant is used to secure such loan shall require the written consent of the Participant's spouse in a manner consistent with Section 6.5(a). Such written consent must be obtained within the 90-day period prior to the date the loan is made. However, no spousal consent shall be required under this paragraph if the total accrued benefit subject to the security is not in excess of $3,500.

              (e) Any loans granted or renewed on or after the last day of the first Plan Year beginning after December 31, 1988 shall be made pursuant to a Participant loan program. Such loan program shall be established in writing and must include, but need not be limited to, the following:

              (1) the identity of the person or positions authorized to administer the Participant loan program;

              (2) a procedure for applying for loans;

              (3) the basis on which loans will be approved or denied;

              (4) limitations, if any, on the types and amounts of loans offered;

              (5) the procedure under the program for determining a reasonable rate of interest;

              (6) the types of collateral which may secure a Participant loan;
              and

              (7) the events constituting default and the steps that will be taken to preserve Plan assets.

              Such Participant loan program shall be contained in a separate written document which, when properly executed, is hereby incorporated by reference and made a part of the Plan. Furthermore, such Participant loan program may be modified or amended in writing from time to time without the necessity of amending this Section.

7.5 DUTIES OF THE TRUSTEE REGARDING PAYMENTS

              At the direction of the Administrator, the Trustee shall, from time to time, in accordance with the terms of the Plan, make payments out of the Trust Fund. The Trustee shall not be responsible in any way for the application of such payments.

7.6 TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES

              The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon in writing by the Employer and the Trustee. An individual serving as Trustee who already receives full-time pay from the Employer shall not receive compensation from the Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Employer. All taxes of any kind and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.

7.7 ANNUAL REPORT OF THE TRUSTEE

              Within a reasonable period of time after the later of the Anniversary Date or receipt of the Employer's contribution for each Plan Year, the Trustee shall furnish to the Employer and Administrator a written statement of account with respect to the Plan Year for which such contribution was made setting forth:


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
              (a) the net income, or loss, of the Trust Fund;

              (b) the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;

              (c) the increase, or decrease, in the value of the Trust Fund;

              (d) all payments and distributions made from the Trust Fund; and

              (e) such further information as the Trustee and/or Administrator deems appropriate. The Employer, forthwith upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within thirty (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding as to all matters embraced therein as between the Employer and the Trustee to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing herein contained shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

7.8 AUDIT

              (a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall direct the Trustee to engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of his audit setting forth his opinion as to whether any statements, schedules or lists that are required by Act Section 103 or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently. All auditing and accounting fees shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund.

              (b) If some or all of the information necessary to enable the Administrator to comply with Act Section 103 is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in Act Section 103(b) within one hundred twenty
       (120) days after the end of the Plan Year or by such other date as may be prescribed under regulations of the Secretary of Labor.

7.9 RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE

              (a) The Trustee may resign at any time by delivering to the Employer, at least thirty (30) days before its effective date, a written notice of his resignation.

              (b) The Employer may remove the Trustee by mailing by registered or certified mail, addressed to such Trustee at his last known address, at least thirty (30) days before its effective date, a written notice of his removal.

              (c) Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with like respect as if he were originally named as a Trustee herein. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of the Plan.

              (d) The Employer may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with the like effect as if he were originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of his predecessor.

              (e) Whenever any Trustee hereunder ceases to serve as such, he shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Plan Year during which he served as Trustee. This statement shall be either (i) included as part of the annual statement of account for the Plan Year required under Section
       7.7 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Plan Year. The procedures set forth in Section 7.7 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in Section 7.7 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by Section 7.7 and this subparagraph.

7.10 TRANSFER OF INTEREST

       Notwithstanding any other provision contained in this Plan, the Trustee at the direction of the Administrator shall transfer the Vested interest, if any, of such Participant in his account to another trust forming part of a pension, profit sharing or stock bonus plan maintained by such Participant's new employer and represented by said employer in writing as meeting the requirements of Code Section 401(a), provided that the trust to which such transfers are made permits the transfer to be made.

7.11 DIRECT ROLLOVER

              (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

              (1) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401 (a) (9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

              (2) An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

              (3) A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

              (4) A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

7.12 AFFILIATED COMPANY

       (a) The Trustee is authorized to contact or make other arrangements with The Charles Schwab Corporation (the

       "Public Company"), Charles Schwab and Co., Inc. (the "Broker/Dealer"), their affiliates and subsidiaries, successors and assigns, and any other organizations affiliated with or subsidiaries of the Trustee or related entities, for the provision of services to the Trust or Plan, except where such arrangements are prohibited by law or regulation.

       (b) The Trustee is authorized to place securities orders, settle securities trades, hold securities in custody, and other related activities on behalf of the Trust through or by the Broker/Dealer whenever possible, unless the Authorized Person specifically instructs the use of another broker/dealer. Trades (and related activities) conducted through the Broker/Dealer shall be subject to fees and commissions established by the Broker/Dealer, which may be paid from the Trust or netted from the proceeds of trades.

              Trades shall not be executed through the Broker/Dealer unless the Administrator and the Authorized Person have received disclosure concerning the relationship of the Broker/Dealer to the Trustee, and fees and commissions which may be paid to the Public Company, Broker/ Dealer, the Trustee and/or affiliates or subsidiaries as a result of using the Broker/Dealer's execution of other services.

              The Trustee is authorized to disclose such information as is necessary to the operation and administration of the Trust to the Public Company or any of its affiliates, and to such other persons or organizations that the Trustee determines have a legitimate business purpose for obtaining such information.

       (c) At the direction of the Administrator (or other Authorized Person), the Trustee may purchase shares of regulated investment companies (or other investment vehicles) advised by the Holding Company, Broker/Dealer or the Trustee or any affiliate of any of them ("Schwab Funds") except to the extent that such investment is prohibited by law or regulation.

              Uninvested cash of the Trust may be invested in Schwab Funds designated by the Administrator (of other Authorized Person) for that purpose, unless the Administrator specifically instructs the use of another fund or account, except to the extent prohibited by law or regulation.

              Schwab Fund shares may not be purchased or held by the Trust unless the Administrator has received disclosure concerning the Public Company's, Broker/Dealer's, the Trustee's and/or their affiliate's or subsidiary's relationship to the Funds, and any fees which may be paid to the Public Company, Broker/Dealer, Trustee and/or their affiliates or subsidiaries.

                                  ARTICLE VIII
                       AMENDMENT, TERMINATION AND MERGERS

8.1 AMENDMENT

              (a) The Employer shall have the right at any time to amend the Plan, subject to the limitations of this Section. However, any amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may only be made with the Trustee's and Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the Trust provisions contained herein are a part of the Plan and the amendment affects the duties of the Trustee hereunder.

              (b) No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Employer.

              (c) Except as permitted by Regulations, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective to the extent it eliminates or reduces any "Section 411(d) (6) protected benefit" or adds or modifies conditions relating to "Section 411(d) (6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d) (6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit.

8.2 TERMINATION

              (a) The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon any full or partial termination, all amounts credited to the affected Participants' Combined Accounts shall become 100% Vested as provided in Section 6.4 and shall not thereafter be subject to forfeiture, and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof.

              (b) Upon the full termination of the Plan, the Employer shall direct the distribution of the assets of the Trust Fund to Participants in a manner which is consistent with and satisfies the provisions of
       Section 6.5. Distributions to a Participant shall be made in cash or through the purchase of irrevocable nontransferable deferred commitments from an insurer. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d) (6) protected benefits" in accordance with Section 8.1(c).

8.3 MERGER OR CONSOLIDATION

       This Plan and Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan and trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation, and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d) (6) protected benefits" in accordance with Section 8.1(c).

                                   ARTICLE IX
                                 MISCELLANEOUS

9.1 PARTICIPANT'S RIGHTS

       This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

9.2 ALIENATION

              (a) Subject to the exceptions provided below, no benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

              (b) This provision shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, as a result of a loan from the Plan. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount distributed as shall equal such loan indebtedness shall be paid by the Trustee to the Trustee or the Administrator, at the direction of the Administrator, to apply against or discharge such loan indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such loan indebtedness is to be so paid in whole or part from his Participant's Combined Account. If the Participant or Beneficiary does not agree that the loan indebtedness is a valid claim against his Vested Participant's Combined Account, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 2.12 and 2.13.

              (c) This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order", a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

9.3 CONSTRUCTION OF PLAN

       This Plan arid Trust shall be construed and enforced according to the Act and the laws of the State of Ohio, other than its laws respecting choice of law, to the extent not preempted by the Act.

9.4 GENDER AND NUMBER

       Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

9.5 LEGAL ACTION

       In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee or Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

9.6 PROHIBITION AGAINST DIVERSION OF FUNDS

              (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Retired Participants, or their Beneficiaries.

              (b) In the event the Employer shall make an excessive contribution under a mistake of fact pursuant to Act Section 403(c)(2)(A), the Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the excess contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

9.7 BONDING

       Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Act Section 412(a)(2)), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

9.8 EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE

       Neither the Employer nor the Trustee, nor their successors, shall be responsible for the validity of any Contract issued hereunder or for the failure on the part of the insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

9.9 INSURER'S PROTECTIVE CLAUSE

       Any insurer who shall issue Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The insurer shall be protected and held harmless in acting in accordance with any written direction of the Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the insurer.

9.10 RECEIPT AND RELEASE FOR PAYMENTS

       Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.

9.11 ACTION BY THE EMPLOYER

       Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

9.12 NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

       The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator and (3) the Trustee. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 4.1; and shall have the sole authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method"; and to amend or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. The Trustee shall have the sole responsibility of management of the assets held under the Trust, except those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity. In the furtherance of their responsibilities hereunder, the "named Fiduciaries" shall be empowered to interpret the Plan and Trust and to resolve ambiguities, inconsistencies and omissions, which findings shall be binding, final and conclusive.

9.13 HEADINGS

       The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

9.14 APPROVAL BY INTERNAL REVENUE SERVICE

              (a) Notwithstanding anything herein to the contrary, contributions to this Plan are conditioned upon the initial qualification of the Plan under Code Section 401. If the Plan receives an adverse determination with respect to its initial qualification, then the Plan may return such contributions to the Employer within one year after such determination, provided the application for the determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

              (b) Notwithstanding any provisions to the contrary, except Sections 3.6, 3.7, and 4.1(e), any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may, within one (1) year following the disallowance of the deduction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one
       (1) year following the disallowance. Earnings of the Plan attributable to the excess contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

9.15 UNIFORMITY

       All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner. In the event of any conflict between the terms of this Plan and any Contract purchased hereunder, the Plan provisions shall control.

                                   ARTICLE X
                            PARTICIPATING EMPLOYERS

10.1 ADOPTION BY OTHER EMPLOYERS

       Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any other corporation or entity, whether an affiliate or subsidiary or not, may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

10.2 REQUIREMENTS OF PARTICIPATING EMPLOYERS

              (a) Each such Participating Employer shall be required to use the same Trustee as provided in this Plan.

              (b) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof. However, the assets of the Plan shall, on an ongoing basis, be available to pay benefits to all Participants and Beneficiaries under the Plan without regard to the Employer or Participating Employer who contributed such assets.

              (c) The transfer of any Participant from or to an Employer participating in this Plan, whether he be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Combined Account as well as his accumulated service time with the transferor or predecessor, and his length of participation in the Plan, shall continue to his credit.

              (d) All rights and values forfeited by termination of employment shall inure only to the benefit of the Participants of the Employer or Participating Employer by which the forfeiting Participant was employed, except if the Forfeiture is for an Employee whose Employer is an Affiliated Employer, then said Forfeiture shall inure to the benefit of the Participants of those Employers who are Affiliated Employers. Should an Employee of one ("First") Employer be transferred to an associated ("Second") Employer which is an Affiliated Employer, such transfer shall not cause his account balance (generated while an Employee of "First" Employer) in any manner, or by any amount to be forfeited. Such Employee's Participant Combined Account balance for all purposes of the Plan, including length of service, shall be considered as though he had always been employed by the "Second" Employer and as such had received contributions, forfeitures, earnings or losses, and appreciation or depreciation in value of assets totaling the amount so transferred.

              (e) Any expenses of the Trust which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

10.3 DESIGNATION OF AGENT

       Each Participating Employer shall be deemed to be a party to this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

10.4 EMPLOYEE TRANSFERS

       It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

10.5 PARTICIPATING EMPLOYER'S CONTRIBUTION

       Any contribution subject to allocation during each Plan Year shall be allocated only among those Participants of the Employer or Participating Employer making the contribution, except if the contribution is made by an Affiliated Employer, in which event such contribution shall be allocated among all Participants of all Participating Employers who are Affiliated Employers in accordance with the provisions of this Plan. On the basis of the information furnished by the Administrator, the Trustee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may, but need not, register Contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee thereof.

10.6 AMENDMENT

       Amendment of this Plan by the Employer at any time when there shall be a Participating Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

10.7 DISCONTINUANCE OF PARTICIPATION

       Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event that it has established a separate pension plan for its Employees provided, however, that no such transfer shall be made if the result is the elimination or reduction of any "Section 411(d) (6) protected benefits" in accordance with Section 8.1(c). If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for or diverted to purposes other than for the exclusive benefit of the Employees of such Participating Employer.

10.8 ADMINISTRATOR'S AUTHORITY

       The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

       IN WITNESS WHEREOF, this Plan has been executed the day and year first above written.

Signed, sealed, and delivered
in the presence of:

                                         Telxon Corp.


                                         By
---------------------------                ---------------------------
                                                     EMPLOYER

---------------------------
  WITNESSES AS TO EMPLOYER



                                         Charles Schwab Trust Company


                                         By
---------------------------                ---------------------------
                                                     TRUSTEE


---------------------------
  WITNESSES AS TO TRUSTEE



                                         ATTEST
                                               -----------------------

                     TELXON'S RETIREMENT & UNIFORM MATCHING
                              PROFIT SHARING PLAN

                            PARTICIPANT LOAN PROGRAM

      Telxon's Retirement & Uniform Matching Profit Sharing Plan permits loans to be made to Participants and their beneficiaries. However, before any loan is made, the Plan requires that a written loan program be established which sets forth the rules and guidelines for making Participant loans. This document shall serve as the required written loan program. In addition, the Administrator may use this document to serve as, or supplement, any required notice of the loan program to Participants and their beneficiaries. All references to Participants in this loan program shall include Participants and their Beneficiaries who are "parties in interest" as defined by Act Section 3(14).

      1) The Administrator of the Plan is authorized to administer the Participant loan program. All applications for loans shall be made by a Participant to the Administrator on forms which the Administrator will make available for such purpose.

      2) All loan applications shall be considered by the Administrator within a reasonable time after the Participant makes formal application. The Participant shall also be required to provide such supporting information deemed necessary by the Administrator. This may include a financial statement, tax returns and such other financial information which the Administrator may consider necessary and appropriate to determine whether a loan should be granted. Furthermore, the Participant shall authorize the Administrator to obtain a credit report on the Participant.

      3) The Administrator shall determine whether a Participant qualifies for a loan, applying such criteria as a commercial lender of funds would apply in like circumstances with respect to the Participant. Such criteria shall include, but need not be limited to, the creditworthiness of the Participant and his general ability to repay the loan, the period of time such Participant has been employed by the Employer, whether adequate security has been provided for the loan, and whether the Participant agrees, as a condition for receiving the loan, to make repayments through direct, after-tax payroll deduction.

      4) With regard to any loan made pursuant to this program, the following rule(s) and limitation(s) shall apply, in addition to such other requirements set forth in the Plan:

             (i) No loan in an amount less than $1,000 shall be granted to any Participant.

             (ii) All loans made pursuant to this program shall be considered a directed investment from the account(s) of the Participant maintained under the Plan. As such, all payments of principal and interest made by the Participant shall be credited only to the account(s) of such Participant.

             (iii) Only one outstanding loan per participant will be permitted.

             (iv) All expenses associated with the establishment and administration of the loan will be paid by or charged to the Participant's account.

             (v)     All loans will be repaid through direct payroll deduction.

             (vi) The maximum repayment period for all loans shall be five years.

      5) Any loan granted or renewed under this program shall bear a reasonable rate of interest. In determining such rate of interest, the Plan shall require a rate of return commensurate with the prevailing interest rate charged on similar commercial loans under like circumstances by persons in the business of lending money. Such prevailing interest rate standard shall permit the Administrator to consider factors pertaining to the opportunity for gain and risk of loss that a professional lender would consider on a similar arms-length transaction, such as the creditworthiness of the Participant and the security given for the loan. Therefore, in establishing the rate of interest, the Administrator shall conduct a reasonable and prudent inquiry with professional lenders in the same geographic locale where the Participant and Employer reside to determine such prevailing interest rate for loans under like circumstances.

      6) The Plan shall require that adequate security be provided by the Participant before a loan is granted. For this purpose, the Plan shall consider a Participant's interest under the Plan to be adequate security. However, in no event shall more than 50% of a Participant's vested account balance (determined immediately after origination of the loan) be used as security for the loan. Generally, it shall be the policy of the Plan not to make loans which require security other than the Participant's vested interest in the Plan. However, if additional security is necessary to adequately secure the loan, then the Administrator shall require that such security be provided before the loan will be granted. For this purpose, the Participant's principal residence may serve as additional security, if permitted by State law.

      7) Generally, a default shall occur upon the failure of a Participant to timely remit payments under the loan when due. In such event, the Trustee shall take such reasonable actions which a prudent fiduciary in like circumstances would take to protect and preserve Plan assets, including foreclosing on any collateral and commencing such other legal action for collection which the Trustee deems necessary and advisable. However, the Trustee shall not be required to commence such actions immediately upon a default. Instead, the Trustee may grant the Participant reasonable rights to cure any default, provided such actions would constitute a prudent and reasonable course of conduct for a professional lender in like circumstances. In addition, if no risk of loss of principal or income would result to the Plan, the Trustee may choose, in its discretion, to defer enforcement proceedings. If the qualified status of the Plan is not jeopardized, the Trustee and the Administrator may treat a loan that has been defaulted upon and not cured within a reasonable period of time as a deemed distribution from the Plan.

      8) In the event the Participant begins a leave of absence, without pay, that is one year or less, or any periodic payment is not made in full because of temporary reduction in the amount payable to the Participant for a payroll period, the Administrator may waive any payments on the loan during such leave of absence or may waive the full payment on the loan for such payroll period and reamortize the loan over its remaining term.

      9) Upon satisfaction of the criteria established for granting a loan, the Administrator shall inform the Trustee that the Participant has qualified to receive a loan under the Plan's program. The Trustee shall review the determination made by the Administrator (including the prevailing interest rate which has been set for the loan) and, if it determines that such loan would be a prudent investment for the Plan, applying such fidiciary standards required by ERISA, the Trustee may grant the loan request. In making such determination, the Trustee may consider the liquidity of the Plan assets available for loans. The Administrator shall then require that the Participant execute all documents necessary to establish the loan, including a promissory note and such other documents which will provide the Plan with adequate security.

Adopted this 2 day of July, 1993. This loan program may be amended from time to time.

Employer:  Fred L. Graf, Treasurer
          ------------------------

Trustee:   [signature illegible]
         -------------------------

Administrator:
               -------------------

                              AMENDMENT NUMBER ONE
                       TO TELXON'S RETIREMENT AND UNIFORM
                          MATCHING PROFIT SHARING PLAN


Effective date: January 1, 1993


Section 7.3, OTHER POWERS OF THE TRUSTEE of the Plan and Trust Document, has been amended as follows:

       (c) To deliver to the Administrator, Employer, or the person or persons identified by the Employer, proxies and powers of attorney and related informational material, for any shares or other property held in the Trust. The Employer shall have responsibility for voting such shares, by proxy or in person, except to the extent such responsibility is delegated to another person, under the terms of the Plan or Trust Agreement or under an agreement between the named fiduciary of the Plan and an investment manager, in which case such persons shall have such responsibility. The Trustee may use agents to effect such delivery to the Employer or the person or persons identified by the Employer. In no event shall the Trustee be responsible for the voting of shares of securities held in the Trust or for ascertaining or monitoring whether, or how, proxies are voted or whether the proper number of proxies is received;

       (j) To appoint agents as necessary or desirable, including legal counsel who may be counsel for the Employer.

Section 7.3 of the Plan and Trust Document has been amended to add:

       (s) To deposit securities in a security depository and permit the securities so deposited to be held in the name of the depository's nominee, and to deposit securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof, including securities evidenced by book entry rather than by certificate, with the U.S. Department of the Treasury, a Federal Reserve Bank or other appropriate custodial entity, in the same account as the Trustee's own property, provided the Trustee's records and accounts show that such securities are assets of the Trust Fund.

       (t) To hold securities issued by a foreign government or business entity at a foreign office of the Trustee or any of its affiliates, or to deposit such securities with a foreign depository or bank regulated by a government agency or regulatory authority in the foreign jurisdiction, and to permit the securities so deposited to be held in the nominee name of the depository bank, provided that the Trustee's records and accounts show that such securities belong to the Trust Fund.

       (u) Any dispute under this Agreement shall be resolved by submission of the issue to a member of the American Arbitration Association who is chosen by the Employer and the Trustee. If the Employer and the Trustee cannot agree on such a choice, each shall nominate a member of the American Arbitration Association, and the two nominees will then select an arbitrator. Expenses of the arbitration shall be paid as decided by the arbitrator.

       (v) The Trustee is authorized to tape record conversations between the Trustee and persons acting on behalf of the Plan or a participant in the Plan to verify data on transactions.

       (w) As stated in Article Number 4.8 of the Plan Document, each participant and/or beneficiary may have investment power over the account maintained for him or her, and may direct the investment and reinvestment of assets of the account among the options authorized by the Administrator. Such direction shall be furnished to the Trustee in writing or some other agreed upon format established under procedures agreed to by the Trustee and Administrator. To the extent provided under ERISA section 404(c), the Trustee shall not be liable for any loss, or by reason of any breach, which results from such participant's or beneficiary's exercise of control. If a participant who has investment authority under the terms of the Plan fails to provide such directions, the Administrator shall direct the investment of the participant's account. The Administrator shall maintain records showing the interest of each participant and/or beneficiary in the Trust Fund. The Trustee shall have no duty or responsibility to review or make recommendations regarding investments made at the direction of the Administrator or participant and shall be required to act only upon receipt of properly authorized directions. A participant or beneficiary shall not have authority to direct the investment of assets in his or her account in "collectibles" within the meaning of Code section 408(m)(2).

Section 7.2 of the Plan and Trust Document has been amended to add:

       (f) To the extent permitted under applicable laws, to invest in deposits, long and short term debt instruments, stocks, and other securities, including those of the Trustee, The Charles Schwab Corporation (the "Public Company"), Charles Schwab and Company, Inc. (the "Broker/Dealer"), their affiliates and subsidiaries.

The following Section has been added:

7.13 AFFILIATED COMPANY

       (a) The Trustee is authorized to contract or make other arrangements with The Charles Schwab Corporation (the "Public Company"), Charles Schwab and Co., Inc. (the "Broker/Dealer"), their affiliates and subsidiaries, successors and assigns, and any other organizations affiliated with or subsidiaries of the Trustee or related entities, for the provision of services to the Trust or Plan, except where such arrangements are prohibited by law or regulation.

       (b) The Trustee is authorized to place securities orders, settle securities trades, hold securities in custody, and other related activities on behalf of the Trust through or by the Broker/Dealer whenever possible, unless the Authorized Person specifically instructs the use of another broker/dealer. Trades (and related activities) conducted through the Broker/Dealer shall be subject to fees and commissions established by the Broker/Dealer, which may be paid from the Trust or netted from the proceeds of trades.

Trades shall not be executed through the Broker/Dealer unless the Administrator and the Authorized Person have received disclosure concerning the relationship of the Broker/Dealer to the Trustee, and fees and commissions which may be paid to the Public Company, Broker/Dealer, the Trustee and/or affiliates or subsidiaries as a result of using the Broker/Dealer's execution of other services.

The Trustee is authorized to disclose such information as is necessary to the operation and administration of the Trust to the Public Company or any of its affiliates, and to such other persons or organizations that the Trustee determines have a legitimate business purpose for obtaining such information.

       (c) At the Direction of the Administrator (or other Authorized Person), the Trustee may purchase shares of regulated investment companies (or other investment vehicles) advised by the Holding Company, Broker/Dealer or the Trustee or any affiliate of any of them ("Schwab Funds") except to the extent that such investment is prohibited by law or regulation.

       Uninvested cash of the Trust may be invested in Schwab Funds designated by the Administrator (or other Authorized Person) for that purpose, unless the Administrator specifically instructs the use of another fund or account, except to the extent prohibited by law or regulation.

       Schwab Fund shares may not be purchased or held by the Trust unless the Administrator has received disclosure concerning the Public Company's, Broker/Dealer's, the Trustee's and/or their affiliate's or subsidiary's relationship to the Funds, and any fees which may be paid to the Public Company, Broker/Dealer, Trustee and/or their affiliates or subsidiaries.


Executed by the Employer this  2nd day of      July     , 1993.
                              -----       --------------

                                             TELXON CORPORATION

                                                 Dan R. Wipff, President
------------------------------               ------------------------------
Witness as to Employer                                 Employer



------------------------------               ------------------------------
Witness as to Trustee                                   Trustee
                                             (Charles Schwab Trust Company)


                                             Date:
                                                  -------------------------

                          AMENDMENT NUMBER TWO TO THE
         TELXON'S RETIREMENT AND UNIFORM MATCH:ING PROFIT SHARING PLAN



Effective Date:  April 1, 1994


Section 1.14, "EMPLOYEE" of the Plan and Trust Document, is hereby amended to include the following provision:

       Employee shall not include any person rendering service on a temporary basis (as determined by the usual or historical categories of employment as established by the Employer or any of its affiliates), or employees classified as casual labor, or else a person serving solely as a director of the Employer or any of the Employer's affiliates.

       Participants in the above classification will no longer be eligible for participation on or alter the above effective date.



Executed by the Employer on the     1st    day of      April       1994
                                ----------       -----------------    -

                                             TELXON CORPORATION

/s/     Margaret E. Pais                By   /s/   Dan R. Wipff, President
---------------------------------            ------------------------------
Witness as to Employer                                 Employer



                                             MICRO OFFICE SYSTEM TECHNOLOGY

/s/     Margaret E. Pais                By   /s/   Dan R. Wipff, President
---------------------------------            ------------------------------
Witness to Participating Employer            Participating Employer



                                             TELETRANSACTION


/s/     Margaret E. Pais                By   /s/   Yung Fu Chang
---------------------------------            ------------------------------
Witness to Participating Employer            Participating Employer



                                               PTC AIRCO

/s/     Margaret E. Pais                By   /s/   Dan R. Wipff, President
---------------------------------            ------------------------------
Witness as to Participating Employer            Participating Employer

Effective Date; April 1, 1994

AMENDMENT NUMBER TWO TO THE
TELXON'S RETIREMENT AND UNIFORM MATCHING PROFIT SHARING PLAN


                                             RETAIL TECHNOLOGY GROUP

/s/   Margaret E. Pais                  By   /s/  Dan R. Wipff
---------------------------------            ------------------------------
Witness as to Participating Employer            Participating Employer



                                             AIRONET CORPORATION

/s/   Margaret E. Pais                  By   /s/ Robert A. Eberle, Secretary
---------------------------------            ------------------------------
Witness as to Participating Employer            Participating Employer



                                             PENRIGHT! CORPORATION

/s/   Margaret E. Pais                  By   /s/ Robert A. Eberle, Secretary
---------------------------------            -------------------------------
Witness as to Participating Employer            Participating Employer



                                             METANETICS CORPORMON

/s/   Margaret E. Pais                  By   /s/ Robert A. Eberle, Secretary
---------------------------------            -------------------------------
Witness as to Participating Employer            Participating Employer

                          AMENDMENT NUMBER THREE TO THE
          TELXON'S RETIREMENT & UNIFORM MATCHING PROFIT SHARING PLAN

Effective Date: January 1, 1994

Section 1.8 "Compensation" has been amended to add:

      In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

      For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

      If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

Section 1.25 "414(s) Compensation" has been amended to add:

      In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

      For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

      If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

IN WITNESS WHEREOF, this Amendment has been executed as of this 31st day of December, 1994.

TELXON CORPORATION

/s/ David B. Swank
---------------------------
Employer